As Filed with the U.S. Securities and Exchange Commission on March 16, 2009
                                               File No. 333-

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                        Pre-Effective Amendment No. ___ [ ]
                       Post-Effective Amendment No. ___ [ ]

                              RYDEX VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
               (Address of Principal Executive Offices) (Zip Code)

                                 (301) 296-5100
              (Registrant's Telephone Number, Including Area Code)

NAME AND ADDRESS OF AGENT FOR SERVICE:   COPIES TO:
Carl G. Verboncoeur
9601 Blackwell Road                      W. John McGuire
Suite 500                                Morgan, Lewis & Bockius LLP
Rockville, Maryland 20850                1111 Pennsylvania Avenue, N.W.
                                         Washington, D.C. 20004

As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                 (Approximate date of proposed public offering)

     It is proposed that this filing will become effective on April 15, 2009 pursuant to Rule 488.

     No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

                                 April __, 2009

     Dear Shareholder:

We wish to provide you with some important information concerning your investment. As a shareholder of the Hedged Equity Fund (the "Acquired Fund"), we wish to inform you that the Board of Trustees of the Rydex Variable Trust (the "Trust"), after careful consideration, has approved the reorganization of the Hedged Equity Fund into the Multi-Hedge Strategies Fund, formerly the Absolute Return Strategies Fund, (the "Surviving Fund" and, together with the Hedged Equity Fund, the "Funds"). The Acquired Fund and the Surviving Fund pursue similar investment objectives and possess similar policies and are managed by the same portfolio managers.

We believe that this combination will provide substantial benefits to shareholders. The reorganization will combine a smaller fund into a larger fund. Shareholders could potentially benefit by the growth in assets realized by the combination of the Funds because the Surviving Fund can potentially take advantage of the benefits of any future economies of scale, including the ability to spread certain fixed costs across a larger asset base. Further, the reorganization is intended to be tax-free, for federal income tax purposes, for the Acquired Fund, Surviving Fund, and the Acquired Fund's shareholders. The Reorganization will be accomplished in such a manner as to not dilute your investment.

     Shareholder approval is NOT required to effect the reorganization. At the close of business on May ___, 2009, the Acquired Fund will transfer its assets and liabilities to the Surviving Fund. On that date, you will receive shares of the Surviving Fund equal in aggregate net asset value to your shares of the Acquired Fund. We have enclosed a Prospectus/Information Statement that describes the reorganization in greater detail and contains important information about the Surviving Fund.

     THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. You will automatically receive shares of the Surviving Fund in exchange for your shares of the Acquired Fund as of the closing date. If you have questions or would like to discuss alternatives, you may contact us at (800) 820-0888. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions. You are a valued investor and we thank you for your continued investment in the Trust.

                                        Sincerely,


                                        ---------------------------
                                        Carl G. Verboncoeur
                                        President

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850
                                 (800) 820-0888

                        PROSPECTUS/INFORMATION STATEMENT
                                 April __, 2009

This Prospectus/Information Statement is being furnished to shareholders of the Hedged Equity Fund (the "Acquired Fund"), a series of Rydex Variable Trust (the "Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan") that has been approved by the Board of Trustees of the Trust (the "Board"). Under the Plan, shareholders of the Acquired Fund will receive shares of the Multi-Hedge Strategies Fund (the "Surviving Fund" and, together with the Acquired Fund, the "Funds"), a series of the Trust, equal in aggregate value to the aggregate net asset value of the assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund, as of the closing date of the reorganization (the "Reorganization"). After the Reorganization is complete, the Acquired Fund will be terminated. The Reorganization is expected to be effective on or about May __, 2009.

     The Funds are used solely as investment vehicles for variable annuity and variable life insurance contracts issue by certain life insurance companies. You cannot purchase shares of the Funds directly. As a contract owner of a variable annuity or variable life insurance contract, however, you may allocate contract values to a separate account of the life insurance company that invests in the Funds.

     The Board believes that the Reorganization is in the best interest of the each Fund and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Acquired Fund and its shareholders. Shareholders of the Acquired Fund are not being asked to vote on the Plan or approve the Reorganization.

     The Acquired Fund and the Surviving Fund are each a series of the Trust, a Delaware statutory trust registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company. The Trust currently consists of [66] separate series, including the Acquired Fund and the Surviving Fund. PADCO Advisors II, Inc. which operates under the name Rydex Investments (the "Advisor"), serves as the investment adviser to the Acquired Fund and the Surviving Fund. The investment objective of the Surviving Fund is to seek capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The Surviving Fund uses multiple investment strategies including the "Long/Short Equity" strategy, which accounts for the largest allocation. The Acquired Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund and Surviving Fund and the Reorganization. The prospectus for the Acquired Fund and the Surviving Fund, dated May 1, 2009, is included with this Prospectus/Information Statement and is incorporated herein by reference.

     A Statement of Additional Information dated April ___, 2009 relating to this Prospectus/Information Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. Additional information relating to the Acquired

Fund and Surviving Fund is contained in the Statement of Additional Information dated May 1, 2009.

     For a free copy of any of the documents described above, you may call (800) 820-0888, or you may write to Rydex Variable Trust at the address listed on the cover of this Prospectus/Information Statement. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     This Prospectus/Information Statement and the enclosures are expected to be available to shareholders on or about April __, 2009. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SYNOPSIS
   The Reorganization......................................................
   Comparison of the Investment Objectives and Policies of the Funds.......
   Fees and Expenses.......................................................
   Purchase and Redemption Procedures; Exchange Procedures; Dividends,
      Distributions........................................................
PRINCIPAL RISK FACTORS.....................................................
INFORMATION ABOUT THE REORGANIZATION.......................................
   Material Features of the Agreement and Plan of Reorganization...........
   Reasons For the Reorganization..........................................
   Federal Income Tax Consequences.........................................
   Shareholder Rights, Description of the Securities to be Issued..........
   Capitalization..........................................................
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND......
COMPARISON OF THE FUNDS....................................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................
   Control Persons.........................................................
   Principal Shareholders..................................................
ADDITIONAL INFORMATION.....................................................
   Investment Adviser......................................................
FINANCIAL HIGHLIGHTS.......................................................
APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION.......................................

                                    SYNOPSIS

     THE REORGANIZATION.

     The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at its then-current market value as determined in accordance with the Acquired Fund's valuation procedures, and shares of the Surviving Fund to be issued to the Acquired Fund will be valued at their then-current net asset value as determined in accordance with the Surviving Fund's valuation procedures. Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder's shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940 (the "1940 Act") will be terminated.

     The Reorganization is intended to be tax-free for U.S. federal income tax purposes. This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. This also means that it is intended that the Reorganization will be tax-free for the Surviving Fund.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Agreement and Plan of Reorganization (the "Plan"). Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see "Information About the Reorganization" below.

     The Advisor and its affiliates have undertaken to bear and pay the expenses related to the preparation and assembly of this Prospectus/Information Statement and all mailing and other expenses associated with the Reorganization.

     COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRED FUND AND SURVIVING FUND.

     The Acquired Fund and Surviving Fund have similar investment objectives. The Surviving Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The Acquired Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. Both Funds seek to achieve these returns with low correlation to and less volatility than equity indices.

     The Acquired Fund and the Surviving Fund pursue similar investment strategies, which correspond to investment styles and strategies used by hedge funds. The primary difference between the two Funds' investment strategies is that the Acquired Fund employs predominately long/short investment styles while the Surviving Fund may utilize multiple strategies, including long/short styles that may be replicated through proprietary quantitative analysis. Historically, over 50% of the Surviving Fund's assets have been allocated to the long/short strategy. A more complete description of the Funds' investment strategies and policies is set forth below.

     The Surviving Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as absolute return strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis. These investment strategies include, but are not limited to: Long/Short Equity; Equity Market Neutral; Fixed Income Arbitrage; Merger Arbitrage; and Global Macro. The Surviving Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Surviving Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. The Surviving Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

     The Acquired Fund pursues a long/short investment strategy by employing multiple investment styles widely used by hedge funds. In particular, the Fund will pursue those long/short investment styles that may be replicated through proprietary quantitative analysis. These long/short investment styles include, but are not limited to: Long/Short Value; Long/Short Growth; Long/Short Momentum; and Covered Call Writing. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in long and short positions in small, mid, and large-capitalization U.S. and foreign common stocks or derivatives thereof, which primarily consist of futures, options and swap agreements, American Depositary Receipts, and securities of other investment companies. This is a non-fundamental policy that can be changed by the Fund upon 60 days' notice to shareholders. The Fund may invest its remaining assets in directional and non-directional fixed income investments. The Fund is non-diversified and, therefore, may invest in a greater percentage of assets in a particular issuer in comparison to a diversified fund.

     For further information about the Funds' investment objectives and policies, see "Comparison of the Funds--Investment Objectives and Strategies."

FEES AND EXPENSES.

The following table sets forth: (i) the fees and expenses of the Hedged Equity Fund for the year ended December 31, 2008; (ii) the fees and expenses of the Multi-Hedge Strategies Fund for the year ended December 31, 2008; and (iii) the estimated fees and expenses of the Multi-Hedge Strategies Fund on a pro forma basis after giving effect to the Reorganization, for the year ended December 31, 2008. The fee table does not show any of the fees or expenses associated with your variable contract. If it did, expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                                           PRO FORMA COMBINED
                                                                                             MULTI-HEDGE
                                                                           MULTI-HEDGE       STRATEGIES FUND
                                                    HEDGED EQUITY FUND   STRATEGIES FUND    (SURVIVING FUND)
                                                    ------------------   ---------------   ------------------
SHAREHOLDER FEES ................................         N/A                 N/A                N/A
(paid directly from your investment)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees .................................        1.15%               1.15%              1.15%
Distribution (12b-1) and Shareholder Service
   Fees .........................................        None                None               None
Other Expenses ..................................        0.01%               0.00%              0.00%
Short Dividend Expenses .........................        0.80%(1)            0.66%(1)           0.69%(1)

Total Other Expenses ............................        0.81%(2)            0.66%(2)           0.69%(1)
Acquired Fund Fees and Expenses .................        0.19%(3)            0.16%(3)           0.17%(3)
Total Annual Fund Operating Expenses ............        2.15%               1.97%              2.01%

(1) Short Dividend Expense occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

(2) The Advisor has contractually agreed to pay all expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(3) As a shareholder in certain funds (the "Acquired Funds"), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Funds Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes, and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Funds Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

Example: This Example is intended to help you compare the current cost of investing in the Acquired Fund and the Surviving Fund, and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the period. In addition, the Example assumes that each year your investment has a 5% return, a Fund's operating expenses remain the same and you reinvest all dividends and distributions. The expense example do not reflect any of the fees or expenses associated with your variable contract. If it did, expenses would be higher.

                                                 1       3        5        10
                                                YEAR   YEARS    YEARS     YEARS
                                                ----   -----   ------    ------
HEDGED EQUITY FUND ..........................   $218    $673   $1,154    $2,483
MULTI-HEDGE STRATEGIES FUND..............       $200    $618   $1,062    $2,296
PRO FORMA COMBINED MULTI-HEDGE STRATEGIES
   FUND......................................   $204    $631   $1,083    $2,338

     The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and
(2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Surviving Fund's assets, many of which are beyond the control of the Surviving Fund and the Advisor.

PURCHASE AND REDEMPTION PROCEDURES; EXCHANGE PROCEDURES; DIVIDENDS, DISTRIBUTIONS AND PRICING.

     Procedures for purchasing, redeeming and exchanging shares of the Surviving Fund are the same as those of the Acquired Fund. Additionally, each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of a Fund. The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds' procedures for valuing their assets are the same.

     The principal risks of investments in the Acquired Fund and Surviving Fund are similar. All risks are the same, but the Surviving Fund also has Credit Default Swap Risk, Currency Risk and High Yield Risk.

              RISKS APPLICABLE TO ACQUIRED FUND AND SURVIVING FUND

Counterparty Credit Risk                  The Funds may invest in financial instruments
(both Funds)                              involving counterparties for the purpose of
                                          attempting to gain exposure to a particular
                                          group of securities, index or asset class
                                          without actually purchasing those securities or
                                          investments, or to hedge a position. Such
                                          financial instruments include, but are not
                                          limited to, total return, index, interest rate,
                                          and credit default swap agreements. The Funds
                                          will use short-term counterparty agreements to
                                          exchange the returns (or differentials in rates
                                          of return) earned or realized in particular
                                          predetermined investments or instruments. The
                                          Funds will not enter into any agreement with a
                                          counterparty unless the Advisor believes that
                                          the other party to the transaction is
                                          creditworthy. The use of swap agreements and
                                          similar instruments involves risks that are
                                          different from those associated with ordinary
                                          portfolio securities transactions. For example,
                                          the Funds bears the risk of loss of the amount
                                          expected to be received under a swap agreement
                                          in the event of the default or bankruptcy of a
                                          swap agreement counterparty. If a counterparty
                                          defaults on its payment obligations to the
                                          Funds, this default will cause the value of your
                                          investment in the Funds to decrease. In
                                          addition, the Funds may enter into swap
                                          agreements with a limited number of
                                          counterparties, which may increase the Fund's
                                          exposure to counterparty credit risk. Swap
                                          agreements also may be considered to be
                                          illiquid.

Credit Default Swap Risk                  The Surviving Fund may enter into credit default
(Surviving Fund only)                     swap agreements. A credit default swap agreement
                                          is an agreement between two parties: a buyer of
                                          credit protection and a seller of credit
                                          protection. The Fund may be either the buyer of
                                          credit protection against a designated event of
                                          default, restructuring or other credit related
                                          event (each a "Credit Event") or the

                                          seller of credit protection in a credit default
                                          swap. The buyer in a credit default swap
                                          agreement is obligated to pay the seller a
                                          periodic stream of payments over the term of the
                                          swap agreement. If no Credit Event occurs, the
                                          seller of credit protection will have received a
                                          fixed rate of income throughout the term of the
                                          swap agreement. If a Credit Event occurs, the
                                          seller of credit protection must pay the buyer
                                          of credit protection the full notional value of
                                          the reference obligation through either physical
                                          settlement or cash settlement. If no Credit
                                          Event occurs, the buyer of credit protection
                                          will have made a series of periodic payments
                                          through the term of the swap agreement. However,
                                          if a Credit Event occurs, the buyer of credit
                                          protection will receive the full notional value
                                          of the reference obligation either through
                                          physical settlement or cash settlement from the
                                          seller of credit protection. A credit default
                                          swap may involve greater risks than if the Fund
                                          invested directly in the underlying reference
                                          obligations. For example, a credit default swap
                                          may increase the Fund's credit risk because it
                                          has exposure to both the issuer of the
                                          underlying reference obligation and the
                                          counterparty to the credit default swap. In
                                          addition, credit default swap agreements may be
                                          difficult to value depending on whether an
                                          active market exists for the credit default
                                          swaps in which the Fund invests.

Currency Risk                             The Surviving Fund's indirect and direct
(Surviving Fund only)                     exposure to foreign currencies subjects the Fund
                                          to the risk that those currencies will decline
                                          in value relative to the U.S. Dollar, or, in the
                                          case of short positions, that the U.S. Dollar
                                          will decline in value relative to the currency
                                          being hedged. Currency rates in foreign
                                          countries may fluctuate significantly over short
                                          periods of time for a number of reasons,
                                          including changes in interest rates and the
                                          imposition of currency controls or other
                                          political developments in the U.S. or abroad. In
                                          addition, the Fund may incur transaction costs
                                          in connection with conversions between various
                                          currencies. The Fund may, but are not obligated
                                          to, engage in currency hedging transactions,
                                          which generally involve buying currency forward,
                                          options or futures contracts. However, not all
                                          currency risk may be effectively hedged, and in
                                          some cases the costs of hedging techniques may
                                          outweigh expected benefits. In such instances,
                                          the value of securities denominated in foreign
                                          currencies can change significantly when

                                          foreign currencies strengthen or weaken relative
                                          to the U.S. Dollar.

Depositary Receipt Risk                   The Funds may hold the securities of non-U.S.
(both Funds)                              companies in the form of American Depositary
                                          Receipts or ADRs. ADRs are negotiable
                                          certificates issued by a U.S. financial
                                          institution that represent a specified number of
                                          shares in a foreign stock and trade on a U.S.
                                          national securities exchange, such as the NYSE.
                                          The Funds will primarily invest in sponsored
                                          ADRs, which are issued with the support of the
                                          issuer of the foreign stock underlying the ADRs
                                          and which carry all of the rights of common
                                          shares, including voting rights. The underlying
                                          securities of the ADRs in the Funds' portfolio
                                          are usually denominated or quoted in currencies
                                          other than the U.S. Dollar. As a result, changes
                                          in foreign currency exchange rates may affect
                                          the value of the Funds' portfolio. Generally,
                                          when the U.S. Dollar rises in value against a
                                          foreign currency, a security denominated in that
                                          currency loses value because the currency is
                                          worth fewer U.S. Dollars. In addition, because
                                          the underlying securities of ADRs trade on
                                          foreign exchanges at times when the U.S. markets
                                          are not open for trading, the value of the
                                          securities underlying the ADRs may change
                                          materially at times when the U.S. markets are
                                          not open for trading, regardless of whether
                                          there is an active U.S. market for shares of the
                                          Fund. Investments in the underlying foreign
                                          securities may involve risks not typically
                                          associated with investing in U.S. companies.
                                          Foreign securities markets generally have less
                                          trading volume and less liquidity than U.S.
                                          markets, and prices in some foreign markets can
                                          be extremely volatile due to increased risks of
                                          adverse issuer, political, regulatory, market,
                                          or economic developments. Many foreign countries
                                          lack accounting and disclosure standards
                                          comparable to those that apply to U.S.
                                          companies, and it may be more difficult to
                                          obtain reliable information regarding a foreign
                                          issuer's financial condition and operations. In
                                          addition, transaction costs and costs associated
                                          with custody services are generally higher for
                                          foreign securities than they are for U.S.
                                          securities.

Derivatives Risk                          The Funds may invest a percentage of their
(both Funds)                              assets in derivatives, such as futures and
                                          options contracts, to pursue their investment
                                          objectives. The use of such derivatives may
                                          expose the Funds to additional risks

                                          that it would not be subject to if it invested
                                          directly in the securities underlying those
                                          derivatives. The Funds may use futures contracts
                                          and related options for bona fide hedging
                                          purposes to offset changes in the value of
                                          securities held or expected to be acquired. They
                                          may also be used to gain exposure to a
                                          particular market or instrument, to create a
                                          synthetic money market position, and for certain
                                          other tax-related purposes. The Funds will only
                                          enter into futures contracts traded on a
                                          national futures exchange or board of trade.
                                          Futures and options contracts are described in
                                          more detail below:

                                               FUTURES CONTRACTS - Futures contracts and
                                               options on futures contracts provide for
                                               the future sale by one party and purchase
                                               by another party of a specified amount of a
                                               specific security at a specified future
                                               time and at a specified price. An option on
                                               a futures contract gives the purchaser the
                                               right, in exchange for a premium, to assume
                                               a position in a futures contract at a
                                               specified exercise price during the term of
                                               the option. Index futures are futures
                                               contracts for various indices that are
                                               traded on registered securities exchanges.

                                               OPTIONS - The buyer of an option acquires
                                               the right to buy (a call option) or sell (a
                                               put option) a certain quantity of a
                                               security (the underlying security) or
                                               instrument at a certain price up to a
                                               specified point in time. The seller or
                                               writer of an option is obligated to sell (a
                                               call option) or buy (a put option) the
                                               underlying security. When writing (selling)
                                               call options on securities, the Funds may
                                               cover its positions by owning the
                                               underlying security on which the option is
                                               written or by owning a call option on the
                                               underlying security. Alternatively, the
                                               Funds may cover its positions by
                                               maintaining, in a segregated account, cash
                                               or liquid securities equal in value to the
                                               exercise price of the call options written
                                               by the Funds.

                                               The risks associated with the use of
                                               futures and options contracts include:

                                                    -    The Funds experiencing losses
                                                         that exceed losses experienced by
                                                         funds that do not use futures
                                                         contracts and options.

                                                    -    There may be an imperfect
                                                         correlation between the changes
                                                         in market value of the securities
                                                         held by the Funds and the
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
                                                         prices of futures and options on
                                                         futures.

                                                    -    Although the Funds will only
                                                         purchase exchange-traded futures,
                                                         due to market conditions there
                                                         may not always be a liquid
                                                         secondary market for a futures
                                                         contract. As a result, the Funds
                                                         may be unable to close out its
                                                         futures contracts at a time which
                                                         is advantageous.

                                                    -    Trading restrictions or
                                                         limitations may be imposed by an
                                                         exchange, and government
                                                         regulations may restrict trading
                                                         in futures contracts and options.

                                                    -    Because option premiums paid or
                                                         received by the Funds are small
                                                         in relation to the market value
                                                         of the investments underlying the
                                                         options, buying and selling put
                                                         and call options can be more
                                                         speculative than investing
                                                         directly in securities.

Early Closing Risk                        The normal close of trading of securities listed
(both Funds)                              on NASDAQ and the NYSE is 4:00 p.m., Eastern
                                          Time. Unanticipated early closings of securities
                                          exchanges and other financial markets may result
                                          in the Funds' inability to buy or sell
                                          securities or other financial instruments on
                                          that day. If an exchange or market closes early
                                          on a day when the Funds need to execute a high
                                          volume of trades late in a trading day, the
                                          Funds might incur substantial trading losses.

Fixed Income Risk                         The Funds may invest in fixed income securities
(both Funds)                              or related instruments. The market value of
                                          fixed income investments, and financial
                                          instruments related to those fixed income
                                          investments, will change in response to interest
                                          rate changes and other factors, such as changes
                                          in the effective maturities and credit ratings
                                          of fixed income investments. During periods of
                                          falling interest rates, the values of
                                          outstanding fixed income securities generally
                                          rise. Falling interest rates may cause an issuer
                                          to redeem or "call" a security before its stated
                                          maturity, which may result in the Fund having to
                                          reinvest the proceeds in lower yielding
                                          securities. Conversely, during periods of rising
                                          interest rates, the values of such securities
                                          and related financial instruments generally
                                          decline. While securities with longer maturities
                                          tend to produce higher yields, the prices of
                                          longer maturity securities


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
                                          are also subject to greater market fluctuations
                                          as a result of changes in interest rates. Fixed
                                          income investments are also subject to credit
                                          risk, which is the possibility that the credit
                                          strength of an issuer will weaken and/or an
                                          issuer of a debt security will fail to make
                                          timely payments of principal or interest and the
                                          security will go into default.

High Yield Risk                           The Surviving Fund may invest in high yield
(Surviving Fund only)                     securities and unrated securities of similar
                                          credit quality (commonly known as "junk bonds").
                                          High yield securities generally pay higher
                                          yields (greater income) than investment in
                                          higher quality securities; however, high yield
                                          securities and junk bonds may be subject to
                                          greater levels of interest rate, credit and
                                          liquidity risk than funds that do not invest in
                                          such securities, and are considered
                                          predominantly speculative with respect to an
                                          issuer's continuing ability to make principal
                                          and interest payments. The value of these
                                          securities often fluctuates in response to
                                          company, political, or economic developments and
                                          declines significantly over short periods of
                                          time or during periods of general economic
                                          difficulty. An economic downturn or period of
                                          rising interest rates could adversely affect the
                                          market for these securities and reduce the
                                          ability of the Fund or an underlying fund to
                                          sell these securities (liquidity risk). These
                                          securities can also be thinly traded or have
                                          restrictions on resale, making them difficult to
                                          sell at an acceptable price. If the issuer of a
                                          security is in default with respect to interest
                                          or principal payments, the Fund or an underlying
                                          fund may lose its entire investment.

Investment in Investment Companies Risk   The Funds may purchase shares of investment
(both Funds)                              companies, such as exchange-traded funds, unit
                                          investment trusts, and closed-end investment
                                          companies to gain exposure to a particular
                                          portion of the market while awaiting an
                                          opportunity to purchase securities directly. The
                                          Funds may regularly invest in other investment
                                          companies, some of which may also invest in
                                          investment companies, and exchange-traded funds
                                          or ETFs. When the Funds invest in an investment
                                          company, in addition to directly bearing the
                                          expenses associated with its own operations, it
                                          will bear a pro rata portion of the investment
                                          company's expenses. Further, in part because of
                                          these additional expenses, the performance of an
                                          investment company may differ from the
                                          performance the Funds would achieve if it
                                          invested directly in the underlying investments
                                          of the
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
                                          investment company. In addition, while the risks
                                          of owning shares of an investment company
                                          generally reflect the risks of owning the
                                          underlying investments of the investment
                                          company, the Funds may be subject to additional
                                          or different risks than if the Funds had
                                          invested directly in the underlying investments.
                                          For example, shares of an exchange-traded fund
                                          are traded at market prices, which may vary from
                                          the net asset value of its underlying
                                          investments. Also, the lack of liquidity in an
                                          exchange-traded fund can contribute to the
                                          increased volatility of its value in comparison
                                          to the value of the underlying portfolio
                                          securities. The Funds may invest in investment
                                          companies and other pooled investment vehicles
                                          that are not registered pursuant to the
                                          Investment Company Act of 1940, and therefore,
                                          not subject to the regulatory scheme of the
                                          Investment Company Act of 1940.

Large-Capitalization Securities Risk      The Funds are subject to the risk that
(both Funds)                              large-capitalization stocks may underperform
                                          other segments of the equity market or the
                                          equity market as a whole.

Leveraging Risk                           The Funds achieve leveraged exposure to their
(both Funds)                              respective underlying indices through the use of
                                          derivative instruments. The more the Funds
                                          invest in derivative instruments that give rise
                                          to leverage, the more this leverage will magnify
                                          any losses on those investments. Leverage will
                                          cause the value of the Funds' shares to be more
                                          volatile than if the Funds did not use leverage.
                                          This is because leverage tends to exaggerate the
                                          effect of any increase or decrease in the value
                                          of the Funds' portfolio securities or other
                                          investments. The Funds will engage in
                                          transactions and purchase instruments that give
                                          rise to forms of leverage. Such transactions and
                                          instruments may include, among others, the use
                                          of reverse repurchase agreements and other
                                          borrowings, the investment of collateral from
                                          loans of portfolio securities, the use of when
                                          issued, delayed-delivery or forward commitment
                                          transactions or short sales. The use of leverage
                                          may also cause the Funds to liquidate portfolio
                                          positions when it would not be advantageous to
                                          do so in order to satisfy its obligations or to
                                          meet segregation requirements. Certain types of
                                          leveraging transactions, such as short sales
                                          that are not "against the box," could
                                          theoretically be subject to unlimited losses in
                                          cases where the Funds for any reason, is unable
                                          to close out
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
                                          the transaction. In addition, to the extent the
                                          Funds borrows money, interest costs on such
                                          borrowed money may not be recovered by any
                                          appreciation of the securities purchased with
                                          the borrowed funds and could exceed the Funds'
                                          or an investment income, resulting in greater
                                          losses. The value of the Funds' shares will tend
                                          to increase or decrease more than the value of
                                          any increase or decrease in its underlying index
                                          due to the fact that the Funds' investment
                                          strategies involve consistently applied
                                          leverage. Leverage will also have the effect of
                                          magnifying tracking error risk.

Market Risk                               The Funds may invest in public and privately
(both Funds)                              issued securities, which may include common and
                                          preferred stocks, bonds, warrants, and rights,
                                          as well as derivatives and financial instruments
                                          that attempt to track the price movement of
                                          securities or commodities indices. Investments
                                          in securities and other financial instruments,
                                          in general, are subject to market risks that may
                                          cause their prices to fluctuate over time. The
                                          Funds' investments may decline in value due to
                                          factors affecting securities or commodities
                                          markets generally, or particular countries,
                                          segments, economic sectors, industries or
                                          companies within those markets. The value of a
                                          security may decline due to general economic and
                                          market conditions which are not specifically
                                          related to a particular issuer, such as real or
                                          perceived adverse economic conditions or changes
                                          in interest or currency rates. The value of
                                          securities convertible into equity securities,
                                          such as warrants or convertible debt, is also
                                          affected by prevailing interest rates, the
                                          credit quality of the issuer and any call
                                          provision. Fluctuations in the value of
                                          securities and financial instruments in which
                                          the Fund or an underlying fund invests will
                                          cause the net asset value of the Fund to
                                          fluctuate. Historically, the markets have moved
                                          in cycles, and the value of the Funds'
                                          securities and other financial instruments may
                                          fluctuate drastically from day to day. Because
                                          of its link to the markets, an investment in the
                                          Funds may be more suitable for long-term
                                          investors who can bear the risk of short-term
                                          principal fluctuations, which at times may be
                                          significant.

Non-Diversification Risk                  To the extent that the Funds invest a
(both Funds)                              significant percentage of its assets in a
                                          limited number of issuers, the Funds are subject
                                          to the risks of investing in those few issuers,
                                          and may be more susceptible to
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
                                          a single adverse economic or regulatory
                                          occurrence. As a result, changes in the market
                                          value of a single security could cause greater
                                          fluctuations in the value of Funds share than
                                          would occur in a diversified fund.

Portfolio Turnover Risk                   The Funds' strategies may frequently involve
(both Funds)                              buying and selling portfolio securities to
                                          rebalance the Funds' exposure to various market
                                          sectors. Higher portfolio turnover may result in
                                          the Funds paying higher levels of transaction
                                          costs and generating greater tax liabilities for
                                          shareholders. Portfolio turnover risk may cause
                                          the Funds' performance to be less than you
                                          expect.

Short Sales Risk                          Short sales are transactions in which the Fund
(both Funds)                              sells a security it does not own. To complete
                                          the transaction, the Fund must borrow the
                                          security to make delivery to the buyer. The Fund
                                          is then obligated to replace the security
                                          borrowed by purchasing the security at the
                                          market price at the time of replacement. The
                                          price at such time may be higher or lower than
                                          the price at which the security was sold by the
                                          Fund. If the underlying security goes down in
                                          price between the time the Fund sells the
                                          security and buys it back, the Fund will realize
                                          a gain on the transaction. Conversely, if the
                                          underlying security goes up in price during the
                                          period, the Fund will realize a loss on the
                                          transaction. Any such loss is increased by the
                                          amount of premium or interest the Fund must pay
                                          to the lender of the security. Likewise, any
                                          gain will be decreased by the amount of premium
                                          or interest the Fund must pay to the lender of
                                          the security. The Fund is also required to
                                          segregate other assets on its books to cover its
                                          obligation to return the security to the lender
                                          which means that those other assets may not be
                                          available to meet the Fund's needs for immediate
                                          cash or other liquidity. The Fund's investment
                                          performance may also suffer if the Fund is
                                          required to close out a short position earlier
                                          than it had intended. This would occur if the
                                          securities lender required the Fund to deliver
                                          the securities the Fund borrowed at the
                                          commencement of the short sale and the Fund was
                                          unable to borrow the securities from another
                                          securities lender or otherwise obtain the
                                          security by other means. In addition, the Fund
                                          may be subject to expenses related to short
                                          sales that are not typically associated with
                                          investing in securities directly, such as costs
                                          of borrowing and margin
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
                                          account maintenance costs associated with the
                                          Fund's open short positions. These expenses
                                          negatively impact the performance of the Fund.
                                          For example, when the Fund short sells an
                                          interest-bearing security, such as a bond, it is
                                          obligated to pay the interest on the security it
                                          has sold. This cost is partially offset by the
                                          interest earned by the Fund on the investment of
                                          the cash generated by the short sale. Similarly,
                                          when the Fund sells short an equity security
                                          that pays a dividend, it is obligated to pay the
                                          dividend on the security it has sold. However, a
                                          dividend paid on a security sold short generally
                                          reduces the market value of the shorted security
                                          and thus, increases the Fund's unrealized gain
                                          or reduces the Fund's unrealized loss on its
                                          short sale transaction. To the extent that the
                                          interest rate and/or dividend that the Fund is
                                          obligated to pay is greater than the interest
                                          earned by the Fund on investments, the
                                          performance of the Fund will be negatively
                                          impacted. These types of short sales expenses
                                          are sometimes referred to as the "negative cost
                                          of carry," and will tend to cause the Fund to
                                          lose money on a short sale even in instances
                                          where the price of the underlying security sold
                                          short does not change over the duration of the
                                          short sale.

Small Capitalization and                  In comparison to securities of companies with
Mid-Capitalization Securities Risk        larger capitalizations, securities of small and
(both Funds)                              medium-capitalization companies may have more
                                          price volatility, greater spreads between their
                                          bid and ask prices, significantly lower trading
                                          volumes, and cyclical or static growth
                                          prospects. Small and medium-capitalization
                                          companies often have limited product lines,
                                          markets or financial resources, and may
                                          therefore be more vulnerable to adverse
                                          developments than larger capitalization
                                          companies. These securities may or may not pay
                                          dividends. Small and medium-capitalization
                                          stocks may underperform other segments of the
                                          equity market or the equity market as a whole.

Trading Halt Risk                         The Funds typically will hold short-term options
(both Funds)                              and futures contracts. The major exchanges on
                                          which these contracts are traded, such as the
                                          Chicago Mercantile Exchange, have established
                                          limits on how much an option or futures contract
                                          may decline over various time periods within a
                                          day. In addition, the major securities
                                          exchanges, such as the NYSE, have established
                                          limits on how much the securities market,
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
                                          based on the Dow Jones Industrial Average(SM), may
                                          decline over various time periods within a day.
                                          If the price of a security, an option or a
                                          futures contract declines more than the
                                          established limits, trading on the exchange is
                                          halted on that instrument. If a trading halt
                                          occurs, the Funds may temporarily be unable to
                                          purchase or sell the options, futures contracts
                                          or securities that are the subject of the
                                          trading halt. Such a trading halt near the time
                                          the Funds price their shares may limit the
                                          Funds' ability to use leverage and may prevent
                                          the Funds from achieving its investment
                                          objective. In such an event, the Funds also may
                                          be required to use a "fair value" method to
                                          price its outstanding contracts or securities.

                           INFORMATION ABOUT THE REORGANIZATION

     MATERIAL FEATURES OF THE PLAN.

The Plan sets forth the terms and conditions of the Reorganization. A complete copy of the Plan is attached as Appendix A. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is included in this Prospectus/Information Statement.

     Pursuant to the Reorganization Agreement, the Surviving Fund will acquire all of the Acquired Fund's assets and liabilities. In exchange, the Surviving Fund will issue to the Acquired Fund shares of the Surviving Fund having an aggregate net asset value equal to the aggregate value of the Acquired Fund's assets so acquired. The Acquired Fund will then immediately make a pro rata distribution of such Surviving Fund shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund.

As a result of the Reorganization, each of the Acquired Fund's Shareholders will receive the number of full and fractional shares of the Surviving Fund that are equal in value to that shareholder's pro rata interest in the net assets transferred to the Surviving Fund as of the close of business at the Effective Time. As a result, the Acquired Fund shareholders will become shareholders of the Surviving Fund. It is expected that the value of each Acquired Fund shareholder's account in the Surviving Fund immediately after the Reorganization will be the same as the value of that Shareholder's Acquired Fund account immediately prior to the Reorganization. Acquired Fund shareholders will not pay any sales load or sales commissions on the Surviving Fund shares they receive in the Reorganization or on Acquired Fund shares they surrender in the Reorganization.

The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

-    The Reorganization may be terminated at any time prior to the Closing Date;

          - By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

          - By the Board of Trustees of the Trust, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Surviving Fund or the Acquired Fund, respectively.

- Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by the Plan shall have been received.

     The Plan provides that the Board will declare a dividend or dividends with respect to the Acquired Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time. The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

     The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to Trust's transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed. Any special options relating to a shareholders account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

     The Advisor and its affiliates have undertaken to bear and pay the expenses related to the preparation and assembly of this Prospectus/Information Statement and all mailing and other expenses associated with the Reorganization.

     REASONS FOR REORGANIZATION.

     The Board considered the Reorganization at a meeting held on February 26, 2009, and approved the Plan. In approving the Reorganization, the Board of the Acquired Fund determined that it is in the best interests of the Acquired Fund and its shareholders to reorganize the Acquired Fund into the Surviving Fund. In making this determination, the Board of the Acquired Fund considered a number of factors, including:

          - the interests of the Acquired Fund's shareholders and the Surviving Fund's shareholders would not be diluted as a result of the proposed reorganization;

          - the similarity of the investment strategies of the Acquired Fund to those of the Surviving Fund;

          - the greater asset size of the Surviving Fund relative to that of the Acquired Fund and the possibility that greater aggregate assets upon consummation of the Reorganization would allow the Surviving Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base to the potential benefit of all shareholders;

          - the future prospects of the Acquired Fund if the Reorganization was not effected, including the Acquired Fund's continuing viability as a stand-alone series of the Trust;

          - that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Acquired Fund;

          - that the management fee with respect to the Acquired Fund is identical to that of the Surviving Fund; and

          - that the expenses of the Reorganization would not be borne by the Funds' shareholders.

     The Board of the Surviving Fund has also determined that the consummation of the Reorganization is in the best interests of the shareholders of the Surviving Fund and that the interests of the Surviving Fund's shareholders would not be diluted as a result of the proposed reorganization.

     FEDERAL INCOME TAX CONSEQUENCES

     Each Fund intends to qualify as of the Effective Time as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Trust receive an opinion from Morgan, Lewis & Bockius LLP, subject to appropriate factual assumptions and customary representations, to the effect that for federal income tax purposes:

     (1) The transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund and the distribution to shareholders of the Acquired Fund of shares of the Surviving Fund, as described in the Plan, will constitute a tax-free "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for shares of the Surviving Fund and the assumption by the Surviving Fund of all of the Acquired Fund's liabilities, if any, or the distribution by the Acquired Fund to its shareholders of shares of the Surviving Fund received as a result of the Reorganization;

     (3) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the shares of the Surviving Fund and the assumption by the Surviving Fund of all of the Acquired Fund's liabilities, if any;

     (4) The aggregate tax basis of the Surviving Fund shares received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the shareholder's Acquired Fund shares exchanged therefore;

     (5) The tax basis of the assets of the Acquired Fund received by the Surviving Fund pursuant to the Reorganization will be the same as the tax basis of such assets to the Acquired Fund immediately before the Reorganization;

     (6) The holding period for the shares of the Surviving Fund issued in the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefore, provided that the shareholder held such shares of the Acquired Fund as capital assets;

     (7) The holding period of the assets of the Acquired Fund received by the Surviving Fund in the Reorganization will include the period for which such assets were held by the Acquired Fund; and

     (8) No gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Surviving Fund as part of the Reorganization.

     No opinion will be expressed as to the effect of the Reorgnaization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of the taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or the Surviving Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

     As of December 31, 2008, the Acquired Fund had unutilized capital loss carry-forwards of approximately $2,553,289. The final amount of unutilized capital loss carry-forwards for the Acquired Fund is subject to change and will not be finally determined until the Effective Time of the Reorganization. Under
Section 382 of the Code, the ability of the Surviving Fund to fully utilize the capital loss carry-forwards of the Acquired Fund may be limited because the Reorganization will result in a change in control of the Acquired Fund. Therefore, the capital loss carry-forwards that may be utilized as tax deductions by the Surviving Fund will be limited each taxable year to an amount equal to the value of the capital stock of the Acquired Fund at the time of the Reorganization multiplied by an interest rate set monthly by the Internal Revenue Service that approximates a tax-exempt bond yield. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the Internal Revenue Service ("IRS"). The opinion from Morgan, Lewis & Bockius LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

     Contract owners and policy holders should consult their own tax advisors with respect to their specific tax situations. Contract owners and policy holders also should review the prospectus and other information provided to them from their participating Insurance Company regarding the federal income taxation of any contract owner's variable annuity contract (a "VA Contract") or variable life insurance policy (a "VLI Policy").

     As described by each participating insurance company, individual holders of VA Contracts or VLI Policies may qualify for favorable tax treatment. As long as a VA Contract or VLI Policy maintains favorable tax treatment, contract owners and policy holders will only be taxed on their investment in the Surviving Fund through a VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Surviving Fund intends to be operated in a manner so that a separate account investing in Surviving Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

SHAREHOLDER RIGHTS, DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust is organized as a Delaware statutory trust. The Acquired Fund and the Surviving Fund are both series of the Trust and, therefore, shareholders of the Acquired Fund and the Surviving Fund are shareholders of the same legal entity, the Trust. The Trust's Declaration of Trust dated June 11, 1998, as amended on November 21, 2005 ("Declaration of Trust"), the Trust's governing document, does not afford any rights to the shareholders of the Surviving Fund that differ in any material respect from the rights afforded to the shareholders of the Acquired Fund.

     Each share in the Surviving Fund represents an equal proportionate interest in the Surviving Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust's Board. When sold in accordance with the Declaration of Trust, and for the consideration described in its registration statement, shares of the Surviving Fund will be fully paid and non-assessable.

     Surviving Fund shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. In the event of a liquidation or dissolution of the Surviving Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Surviving Fund and a proportionate distribution, based upon the relative asset values of the Trust's portfolios, of any general assets of the Trust not belonging to any particular portfolio of the Trust which are available for distribution. In the event of a liquidation or dissolution of the Trust, its shareholders will be entitled to the same distribution process.

     The Declaration of Trust does not prescribe any rights or privileges to the shares of the Surviving Fund that differ in any material respect from the rights or privileges prescribed to the shares of the Acquired Fund.

     CAPITALIZATION.

     The Surviving Fund's total capitalization after the Reorganization will be greater than the current capitalization of the Acquired Fund as a result of the combination of the Acquired Fund with the Surviving Fund. The following table sets forth, as of December 31, 2008, on an audited basis:

     (1)  the capitalization of the Hedged Equity Fund;

     (2)  the capitalization of the Multi-Hedge Strategies Fund only; and

     (3) the pro forma capitalization of the Multi-Hedge Strategies Fund as adjusted to give effect to the Reorganization

                                                                 PRO FORMA
                                                                  COMBINED
                                                MULTI-HEDGE      MULTI-HEDGE
                               HEDGED EQUITY     STRATEGIES    STRATEGIES FUND
                                    FUND           FUND      (SURVIVING FUND)
                               -------------   -----------   ----------------
TOTAL NET ASSETS ...........    $14,710,353    $33,021,694      $47,732,047
SHARES OUTSTANDING .........        766,681      1,574,513        2,275,920
NET ASSET VALUE PER SHARE ..    $     19.19    $     20.97      $     20.97

     This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

     Prior to the Effective Time, the Advisor reserves the right to sell portfolio securities and/or purchase other securities for the Acquired Fund, to the extent necessary so that the asset composition of the Acquired Fund is consistent with the investment policies and restrictions of the Surviving Fund. To the extent the Acquired Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales would be borne by the Acquired Fund, which shall result in a decrease in the Acquired Fund's Net Asset Value.

                        ADDITIONAL INFORMATION ABOUT THE
                      SURVIVING FUND AND THE ACQUIRED FUND

     COMPARISON OF THE SURVIVING FUND AND THE ACQUIRED FUND

     The following is a comparison of the investment objectives, principal investment strategies and portfolio management of the Funds.

       MULTI-HEDGE STRATEGIES FUND                        HEDGED EQUITY FUND
             (the Surviving Fund)                            (the Acquired Fund)
---------------------------------------------   ---------------------------------------------
INVESTMENT OBJECTIVE                            INVESTMENT OBJECTIVE

The Multi-Hedge Strategies Fund seeks to        The Hedged Equity Fund seeks to provide
provide capital appreciation consistent with    capital appreciation consistent with the
the return and risk characteristics of the      return and risk characteristics of the
hedge fund universe.                            long/short hedge fund universe.

The secondary objective is to achieve these     The secondary objective is to achieve these
returns with low correlation to, and less       returns with low correlation to and less
volatility than, equity indices. The            volatility than equity indices. The
investment objective of the Fund is             investment objective of the Fund is
non-fundamental and may be changed without      non-fundamental and may be changed without
shareholder approval.                           shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES                 PRINCIPAL INVESTMENT STRATEGIES

The Multi-Hedge Strategies Fund pursues         The Hedged Equity Fund pursues a long/short
multiple investment styles or mandates that     investment strategy by employing multiple
correspond to investment strategies widely      investment styles widely used by hedge funds.
employed by hedge funds, including strategies   In particular, the Fund will pursue those
sometimes referred to as absolute return        long/short investment styles that may be
strategies. In particular, the Fund will        replicated through proprietary quantitative
pursue those investment strategies that may     style analysis. These long/short investment
be replicated through proprietary               styles include, but are not limited to, those
quantitative style analysis. These investment   described below.
strategies include, but are not limited to,
those described below.

LONG/SHORT EQUITY - Pursuant to a long/short    LONG/SHORT VALUE - Pursuant to a long/short
equity investment strategy, portfolio           value investment style, portfolio managers
managers seek to profit from investing on       seek to profit from buying long or selling
both the long and short sides of equity         short equities and/or equity-related
markets. The Advisor seeks to execute this      securities based on value signals. The
investment strategy by creating portfolios      Advisor seeks to execute this investment
that include, but are not limited to, one or    style by creating portfolios that include,
more of the                                     but are not limited to,

following directional and/or non-directional    one or more of the following directional
positions: long equity, market neutral value,   and/or non-directional positions: long
market neutral capitalization, market neutral   equity, market neutral value and market
growth and market neutral momentum.             neutral capitalization.

EQUITY MARKET NEUTRAL - Pursuant to an equity   LONG/SHORT GROWTH - Pursuant to a long/short
market neutral investment strategy, portfolio   growth investment style, portfolio managers
managers seek to profit from exploiting         seek to profit from buying long or selling
pricing relationships between different         short equities and/or equity-related
equities or related securities while            securities based on growth signals. The
typically hedging exposure to overall equity    Advisor seeks to execute this investment
market movements. The Advisor seeks to          style by creating portfolios that include,
execute this strategy by creating portfolios    but are not limited to, one or more of the
that may include, but are not limited to, one   following directional and/or non-directional
or more of the following directional and/or     positions: long equity, market neutral growth
non-directional positions: market neutral       and market neutral capitalization.
value, market neutral capitalization, market
neutral growth, market neutral momentum and     LONG/SHORT MOMENTUM - Pursuant to a
market neutral illiquidity premiums.            long/short momentum investment style,
                                                portfolio managers seek to profit from buying
FIXED INCOME ARBITRAGE - Pursuant to a fixed    long or selling short equities and/or
income arbitrage investment strategy,           equity-related securities based on price
portfolio managers seek to profit from          momentum signals. The Advisor attempts to
relationships between different fixed income    execute this investment style by creating
securities or fixed income and equity           portfolios that include, but are not limited
securities; leveraging long and short           to, one or more of the following directional
positions in securities that are related        and/or non-directional positions: long
mathematically or economically. The Advisor     equity, market neutral momentum and market
seeks to execute this strategy by creating      neutral capitalization.
portfolios that may include, but are not
limited to, one or more of the following        COVERED CALL WRITING - Pursuant to a covered
directional and/or non-directional positions:   call writing investment strategy, portfolio
long fixed income, duration neutral default     managers seek to generate potential returns
spreads and convertible arbitrage.              through the sale of call options covered by
                                                the holdings in the portfolio. The Advisor
MERGER ARBITRAGE - Pursuant to a merger         seeks to execute this investment style by
arbitrage investment strategy, portfolio        creating portfolios that include, but are not
managers invest simultaneously in long and      limited to, one or more of the following
short positions in both companies involved in   directional and/or non-directional positions:
a merger or acquisition. Risk arbitrageurs      long equity and covered call options.
typically invest in long positions in the
stock of the company to be acquired and short
the stock of the acquiring company. The
Advisor seeks to execute this investment
strategy by creating a portfolio consisting
primarily of instruments that provide
exposure to merger arbitrage spreads.

GLOBAL MACRO - Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility. The Advisor seeks to execute this strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: directional currency trades, directional commodity trades, currency spread trades, and volatility arbitrage spread trades.

Each of these investment strategies may         Each of these investment styles may
incorporate one or more directional and/or      incorporate one or more directional and/or
non-directional positions. In general,          non-directional positions. In general,
directional positions seek to benefit from      directional positions seek to benefit from
market movement in one direction or the         market movement in one direction or the
other. In contrast, non-directional positions   other. In contrast, non-directional positions
seek to benefit from both upward and downward   seek to benefit from both upward and downward
movement in one or more markets. The Fund       movement in one or more markets. The Fund
will predominately have a long exposure to      will predominately have a long exposure to
directional and non-directional positions.      directional and non-directional positions.
However, there may be times that the Fund       However, there may be times that the Fund
will have a short exposure to directional       will have a short exposure to directional
and/or non-directional positions.               and/or non-directional positions.

The Fund may use moderate leverage subject to   The Fund may use moderate leverage subject to
internally imposed investment constraints       internally imposed investment constraints
designed to limit the amount of loss            designed to limit the amount of loss
resulting from such leverage. The Fund's use    resulting from such leverage. The Fund's use
of directional and non-directional positions    of directional and non-directional positions
and internal investment controls result in a    and internal investment controls result in a
portfolio of assets designed to provide         portfolio of assets designed to provide
appropriate hedge fund portfolio                appropriate long/short hedge fund portfolio
characteristics as well as providing risk       characteristics as well as providing risk
diversification.                                diversification. The Fund invests in core
                                                long positions at all times and, as a result,
                                                tends to have a long market bias.

The Fund may be long or short in a broad mix    Under normal circumstances, the Fund will
of financial assets including small, mid, and   invest at least 80% of its net assets in long
large-capitalization U.S. and foreign common    and short positions in small, mid, and
stocks, currencies, commodities, futures,       large-capitalization U.S. and foreign common
options, swap agreements, high yield            stocks or derivatives thereof, which
securities, securities of other investment      primarily consist of futures, options and
companies, American Depositary Receipts,        swap agreements, American Depositary
exchange-traded funds, and corporate debt.      Receipts, and securities of other investment
The Fund may hold U.S. government securities    companies. This is a non-fundamental policy
or cash equivalents to collateralize its        that can be changed by the Fund upon 60 days'
derivative positions.                           notice to shareholders. The Fund may invest
                                                its remaining assets in directional and
                                                non-directional fixed income investments.

The Fund is non-diversified and, therefore,     The Fund is non-diversified and, therefore,
may invest a greater percentage of its assets   may invest a greater percentage of its assets
in a particular issuer in comparison to a       in a particular issuer in comparison to a
diversified fund.                               diversified fund.

                        ADVISOR'S INVESTMENT METHODOLOGY
                                  (BOTH FUNDS)

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. Beta is commonly referred to as market risk. In this context, the Advisor considers exposure to both directional positions (E.G., equity and/or fixed income securities) and non-directional positions (E.G., value and/or corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them in the aggregate, and the investment returns provided by the exposure, have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Funds employ a proprietary quantitative model that uses a style analysis of the returns of the appropriate segment of the hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate segment of the hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

                    DIRECTIONAL AND NON-DIRECTIONAL POSITIONS
                                  (BOTH FUNDS)

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Funds will predominately have a long exposure to directional positions. There may be times that the Funds will have a short exposure to directional positions. The Funds use some, or all, of the following directional positions:

     - An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

     - A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

     - A DIRECTIONAL COMMODITY trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

     - A DIRECTIONAL CURRENCY trade consists of purchasing or selling a basket of foreign currencies against the US Dollar.

     - A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

     - A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

     - A VOLATILITY ARBITRAGE SPREAD trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Funds will predominately have a long exposure to non-directional positions. There may be times that the Funds will have a short exposure to non-directional positions. The Funds use some, or all, of the following non-directional positions:

     - A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL ILLIQUIDITY PREMIUM trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

     - A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

     - A CONVERTIBLE ARBITRAGE SPREAD involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

     - A CURRENCY SPREAD trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

                               INVESTMENT ADVISOR
                                  (BOTH FUNDS)

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Funds since each Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Upon consummation of the Reorganization, the investment advisory fee of 1.15%, paid to the Advisor with respect to the Surviving Fund, will remain the same.

                               PORTFOLIO MANAGERS
                                  (BOTH FUNDS)

On a day-to-day basis the following three individuals are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and CIO of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Multi-Hedge Strategies Fund and the Hedged Equity Fund. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund since September 2005.

RYAN A. HARDER, CFA, Senior Portfolio Manager- Mr. Harder is involved in the management of all of the

Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.

     Additional information about the Funds, including risks associated with an investment in the Funds, performance, management, organization and capital structure, disclosure of portfolio holdings, shareholding information (including information as to the pricing of shares), and distribution arrangements are contained in the Funds' prospectus, a copy of which is included with this Prospectus/Information Statement and is incorporated herein by reference. A Statement of Additional Information, dated May 1, 2008, for each of the Funds also contains additional information concerning these matters. A free copy of these documents is available upon request as described on the first page of this Prospectus/Information Statement.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     CONTROL PERSONS. As of April 1, 2009, _____________ held of record approximately ____% of the outstanding shares of the Hedged Equity Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

     As of April 1, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each share class of the Hedged Equity Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

     As of April 1, 2009, Rydex Investments and its affiliates held of record approximately _____% of the Multi-Hedge Strategies Fund outstanding Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

     As of April 1, 2009, the Trustees and officer as a group owned less than 1% of the outstanding shares of each share class of the Multi-Hedge Strategies Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

     PRINCIPAL SHAREHOLDERS. As of April 1, 2009, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

                                        PERCENTAGE OF
                                         OUTSTANDING
HEDGED EQUITY FUND   NAME AND ADDRESS    SHARES OWNED
------------------   ----------------   -------------


                                        PERCENTAGE OF
    MULTI-HEDGE                          OUTSTANDING
  STRATEGIES FUND    NAME AND ADDRESS    SHARES OWNED
------------------   ----------------   -------------


     On the basis of the share holdings information presented above, the following persons will own in excess of 5% of the outstanding shares of the Multi-Hedge Strategies Fund upon consummation of the Reorganization. These tables assume that the value of the shareholder's interest in a Fund on the date of the consummation of the Reorganization is the same as on April 1, 2009.



                                        PERCENTAGE OF
    MULTI-HEDGE                        OUTSTANDING
  STRATEGIES FUND    NAME AND ADDRESS   SHARES OWNED
------------------   ----------------   -------------


                             ADDITIONAL INFORMATION

     INVESTMENT ADVISER.

     Information about the Adviser is presented in "Additional Information About the Surviving Fund and the Acquired Fund." Additional information about the Advisor is contained in the prospectus for the Acquired Fund and Surviving Fund, a copy of which is included with this Prospectus/Information Statement and is incorporated herein by reference. A Statement of Additional Information, dated May 1, 2009, for each of the Funds also contains additional information about the Advisor. A free copy of these documents is available upon request as described on the first page of this Prospectus/Information Statement.

     Other Service Providers. The Funds' other service providers are also the same. These entities are listed below.

Rydex Fund Services, Inc.        Transfer Agent
9601 Blackwell Road, Suite 500   Administrator
Rockville, MD 20850              Fund Accountant

U.S. Bank, N.A.                  Custodian
425 Walnut Street
Cincinnati, Ohio 45202

Rydex Distributors, Inc.         Distributor
9601 Blackwell Road, Suite 500
Rockville, MD 20850

                              FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund's financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended December 31, 2008 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. Ernst & Young LLP's audit report, along with the Funds' financial statements, is included in the Funds' 2008 Annual Report, which is incorporated herein by reference.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                                                   NET INCREASE
                                                   NET REALIZED    (DECREASE)IN
                         NET ASSET       NET      AND UNREALIZED     NET ASSET    DISTRIBUTIONS
                           VALUE,    INVESTMENT       GAINS            VALUE        FROM NET
                       BEGINNING OF    INCOME      (LOSSES) ON    RESULTING FROM   INVESTMENT
YEAR ENDED                PERIOD      (LOSS)+      INVESTMENTS      OPERATIONS      INCOMEss.
------------------------------------------------------------------------------------------------
MULTI-HEDGE STRATEGIES FUND
   DECEMBER 31, 2008         $25.95       $ .16        $ (5.02)        $ (4.86)       $  (.12)
   December 31, 2007          26.20         .74            .27            1.01          (1.00)
   December 31, 2006          25.20         .80            .87            1.67           (.30)
   December 31, 2005*         25.00         .05            .15             .20             --

HEDGED EQUITY FUND
   DECEMBER 31, 2008          25.54         .10          (6.20)          (6.10)          (.25)
   December 31, 2007          26.34         .88           (.03)            .85          (1.25)
   December 31, 2006          25.21         .84           1.23            2.07           (.33)
   December 31, 2005*         25.00         .04            .20             .24           (.03)


(table continued)





                       DISTRIBUTIONS                  NET INCREASE    NET ASSET
                         FROM NET                    (DECREASE) IN      VALUE,       TOTAL
                         REALIZED         TOTAL         NET ASSET       END OF    INVESTMENT
YEAR ENDED               GAINSss.     DISTRIBUTIONS      VALUE          PERIOD     RETURN+++
---------------------------------------------------------------------------------------------
MULTI-HEDGE STRATEGIES FUND
   DECEMBER 31, 2008     $   --         $  (.12)       $ (4.98)         $20.97     (18.72)%
   December 31, 2007       (.26)          (1.26)          (.25)          25.95        3.84%
   December 31, 2006       (.37)           (.67)          1.00           26.20        6.64%
   December 31, 2005*        --              --            .20           25.20        0.80%

HEDGED EQUITY FUND
   DECEMBER 31, 2008         --            (.25)         (6.35)          19.19     (23.84)%
   December 31, 2007       (.40)          (1.65)          (.80)          25.54        3.16%
   December 31, 2006       (.61)           (.94)          1.13           26.34        8.20%
   December 31, 2005*        --            (.03)           .21           25.21        0.94%


(table continued)
                                            RATIOS TO
                                       AVERAGE NET ASSETS:
                       -------------------------------------------------

                                                                                      NET ASSETS,
                                                                  NET                   END OF
                                                              INVESTMENT  PORTFOLIO     PERIOD
                         TOTAL         NET      OPERATING       INCOME     TURNOVER     (000'S
YEAR ENDED             EXPENSES     EXPENSES    EXPENSES++      (LOSS)       RATE      OMITTED)
-------------------------------------------------------------------------------------------------
MULTI-HEDGE STRATEGIES FUND
   DECEMBER 31, 2008     1.81%       1.81%        1.15%          0.67%      1,447%     $ 33,022
   December 31, 2007     1.69%       1.69%        1.17%          2.72%        421%       31,437
   December 31, 2006     1.70%       1.70%        1.16%          3.08%        309%       22,557
   December 31, 2005*    1.45%**     1.45%**      1.20%**        2.28%**       19%        3,323

HEDGED EQUITY FUND
   DECEMBER 31, 2008     1.96%        1.96%       1.16%          0.45%      1,362%       14,710
   December 31, 2007     1.81%        1.81%       1.18%          3.25%        413%       10,509
   December 31, 2006     1.93%        1.93%       1.15%          3.21%        360%       13,337
   December 31, 2005*    1.96%**      1.96%**     1.19%**        1.62%**       10%        3,376

*    Since the commencement of operations on November 29, 2005
**   Annualized
+    Calculated using the average daily shares outstanding for the year.
++   Operating Expenses exclude short dividends expense.
+++  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
ss.  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of [May ___, 2009] (the "Agreement"), by and between the Rydex Variable Trust, a Delaware statutory trust (the "Trust") on behalf of its Hedged Equity Fund (the "Acquired Fund"), and the Trust, on behalf of its Multi-Hedge Strategies Fund (the "Surviving Fund") to provide for the reorganization of the Acquired Fund into the Surviving Fund. PADCO Advisors II, Inc. (the "Advisor") joins this Agreement solely for purposes of Section 13. The Surviving Fund plans to change its name to Rydex Variable Trust Multi-Hedge Strategies Fund on May 1, 2009. The Acquired Fund and the Surviving Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

                             PRELIMINARY STATEMENTS

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and each of the Acquired Fund and the Surviving Fund is a separate series of the Trust.

     The Board of Trustees (the "Board") of the Trust has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     In consideration of the mutual premises contained in this Agreement, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund and (b) shares of the Surviving Fund followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Surviving Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund on the terms and conditions in this Agreement (the "Reorganization"). Shares of the Surviving Fund that are given in exchange for the assets of the Acquired Fund and the assumption of liabilities are referred to as the "Surviving Fund Shares," and the shares of the Acquired Fund that are held by the holders of such shares at the Effective Time are referred to as the "Acquired Fund Shares." For purposes of this Agreement, the term "Surviving Fund Shares" refers to all share classes of the Surviving Fund.

     The Reorganization is intended to be a tax-free "reorganization" within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization is intended to be tax-free with respect to the Surviving Fund for federal income tax purposes.

                                   AGREEMENTS

     The parties to this Agreement covenant and agree as follows:

     1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to those assets, free and clear of all liens, encumbrances and adverse claims, and assign its liabilities to the Surviving Fund.

     The Surviving Fund shall acquire all the assets, and shall assume all the liabilities, of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Surviving Fund of a number of its Surviving Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and liabilities of the Acquired Fund, shall be exclusively assigned to and assumed by the Surviving Fund. All debts, liabilities, obligations and duties of the Acquired Fund, shall, after the Effective Time, attach to the Surviving Fund and may be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund. If the Acquired Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Surviving Fund for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then in lieu of such delivery, the Acquired Fund shall deliver to the Surviving Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Surviving Fund, including brokers' confirmation slips.

     2. TRANSFER OF ASSETS. The assets of the Acquired Fund to be acquired by the Surviving Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

     3. LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND. At the Effective Time, the Surviving Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Surviving Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. This liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Fund in the name of each shareholder of record of the Acquired Fund and representing the respective number of Surviving Fund Shares due that shareholder. Following the complete liquidation of the Acquired Fund, all shares of the Acquired Fund shall then be cancelled on the books of the Acquired Fund. Officers of the Acquired Fund shall make all necessary filings with the Securities and Exchange Commission ("SEC") and other governmental entities to effectuate the termination of the Acquired Fund under the 1940 Act and Delaware law.

     4. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING FUND. The Surviving Fund represents and warrants to the Acquired Fund as follows:

     (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Surviving Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Surviving Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Surviving Fund's Shares.

     (b) LIABILITIES. The Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its most recent statement of assets and liabilities and those incurred in the ordinary course of the Surviving Fund's business as an investment company since the date of its most recent statement of assets and liabilities.

     (c) LITIGATION. Except as previously disclosed to the Surviving Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Surviving Fund, threatened that would materially adversely affect the Surviving Fund or its assets or business or that would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Surviving Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Surviving Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

     (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Surviving Fund as follows:

     (a) MARKETABLE TITLE TO ASSETS. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Surviving Fund. Upon delivery and payment for these assets, the Surviving Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

     (b) LIABILITIES. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its most recent statement of assets and liabilities and those incurred in the ordinary course of the Acquired Fund's business as an investment company since the date of its most recent statement of assets and liabilities.

     (c) LITIGATION. Except as previously disclosed to the Surviving Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened that would materially adversely affect the Acquired Fund or its assets or business or that would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

     (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND. The obligations of the Surviving Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to both Funds, regarding the transaction, in a form reasonably satisfactory to the Trust, and dated as of the Effective Time, to the effect that:

     (1) the Acquired Fund is a separate series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (2) the shares of the Acquired Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquired Fund;

     (3) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and represents a valid and binding contract of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or Bylaws of the Trust or any material agreement known to such counsel to which the Acquired Fund is a party or by which it is bound;

     (5) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

     (6) the Trust is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the registration statement/information statement on Form N-14 (the "Registration Statement") relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquired Fund with certain officers of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquired Fund, the Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Acquired Fund contained or incorporated by reference in the Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Trust and its Board of Trustees and officers.

     In giving such opinion, Morgan, Lewis & Bockius LLP may rely upon officers' certificates and certificates of public officials.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND. The obligations of the Acquired Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquired Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to both Funds, regarding the transaction, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that:

     (1) the Surviving Fund is a separate series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (2) the shares of the Surviving Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Surviving Fund and the Surviving Fund Shares to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Surviving Fund, and no shareholder of the Surviving Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Trust's Agreement and Declaration of Trust and By-laws and otherwise to such counsel's knowledge;

     (3) the Board of Trustees of the Trust has duly authorized the Surviving Fund as a class of units of beneficial interest of the Trust pursuant to the terms of the Agreement and Declaration of Trust of the Surviving Trust;

     (4) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and represents a valid and binding contract of the Surviving Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles.

     (5) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or Bylaws of the Trust or any material agreement known to such counsel to which the Surviving Fund is a party or by which it is bound;

     (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

     (7) the Trust is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Surviving Fund and the Surviving Trust with certain officers of the Surviving Trust and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Surviving Trust and the Surviving Fund, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the Surviving Trust or the Surviving Fund contained or incorporated by reference in the Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Trust and its Board of Trustees and officers.

     In giving such opinion, Morgan, Lewis & Bockius LLP may rely upon officers' certificates and certificates of public officials.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE SURVIVING FUND. The obligations of the Acquired Fund and the Surviving Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

          (a) The Board, on behalf of each of the Acquired Fund and Surviving Fund, shall have approved this Agreement.

          (b) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

          (c) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (d) The Surviving Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

          (e) The Board, at a meeting duly called for such purpose, shall have authorized the issuance by the Surviving Fund of Surviving Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

          (f) Prior to the Effective Time, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Effective Time, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Effective Time.

          (g) The Funds shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Surviving Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Surviving Fund for Federal income tax purposes:

          (i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

          (ii) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund.

          (iii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund.

          (iv) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled).

          (v) The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged.

          (vi) The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Effective Time.

          (vii) The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

          (viii) The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund.

          (ix) The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and
(c), 382, 383 and 384 of the Code.

     No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

     Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this Section 8(g).

     9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Fund's assets for corresponding Surviving Fund Shares shall be effective at [4:00 P.M., EASTERN TIME ON MAY XX, 2009], or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     10. TERMINATION. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Surviving Fund and/or the Acquired Fund, without penalty, by resolution of the Board or at the discretion of any duly authorized officer of the Trust at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board or such officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Surviving Fund, the Acquired Fund, the Trust, the Board, or officers of the Trust.

     11. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Surviving Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by the President or any Vice President of the Trust with or without the approval of either Fund's shareholders).

     12. INDEMNIFICATION.

     (a) The Surviving Fund shall indemnify, defend and hold harmless the Acquired Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

     (b) The Acquired Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Surviving Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

     13. FEES AND EXPENSES. Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by PADCO Advisors II, Inc., the Advisor to the Funds. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Surviving Fund Shares to be issued pursuant to the provisions of this Agreement;
(iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Surviving Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. PADCO Advisors II, Inc. agrees that all such fees and expenses so borne and paid, shall be paid directly by PADCO Advisors II, Inc. (or an affiliate thereof) to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Surviving Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. Acquired Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the Acquired Fund nor the Surviving Fund will pay the Surviving Fund shareholders' expenses, if any.

     14. HEADINGS, COUNTERPARTS, ASSIGNMENT.

     (a) The article and section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

     15. ENTIRE AGREEMENT. The Surviving Fund and Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

     16. FURTHER ASSURANCES. The Surviving Fund and Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

     17. BINDING NATURE OF AGREEMENT. As provided in the Trust's Bylaws, as amended and supplemented to date, this Agreement was authorized by the Trustees of the Trust, on behalf of the Surviving Fund and the Acquired Fund, as Trustees and not individually, and executed by the undersigned officers of the Trust, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers, Trustees, shareholders, nominees or agents individually, but are binding only upon the assets and property of the Acquired Fund and

Surviving Fund. Moreover, no class or series of the Trust shall be liable for the obligations of any other classes or series of the Trust.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        RYDEX VARIABLE TRUST
                                        on behalf of Hedged Equity Fund


                                        By:
                                            ------------------------------------
                                        Name: [Insert Name]
                                        Title: [Insert Title]


                                        RYDEX VARIABLE TRUST
                                        on behalf of Multi-Hedge Strategies Fund



                                        By:
                                            ------------------------------------
                                        Name: [Insert Name]
                                        Title: [Insert Title]


                                        SOLELY FOR PURPOSES OF SECTION 13.
                                        PADCO Advisors II, Inc.


                                        By:
                                            ------------------------------------
                                        Name: [Insert Name]
                                        Title: [Insert Title]

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850
                                 (800) 820-0888

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                               HEDGED EQUITY FUND
                                   a series of
                              Rydex Variable Trust
                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

                        By and Exchange for the Shares of

                         MULTI-HEDGE STRATEGIES FUND
                                   a series of
                              Rydex Variable Trust
                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

                                 April ___, 2009

This Statement of Additional Information (the "SAI"), which is not a prospectus, relating specifically to the proposed transfer of assets and liabilities of the Rydex Variable Trust Hedged Equity Fund (the "Hedged Equity Fund" or the "Acquired Fund") to the Rydex Variable Trust Multi-Hedge Strategies Fund (the "Multi-Hedge Strategies Fund" or the "Surviving Fund" and, together with the Hedged Equity Fund, the "Funds") (the "Reorganization"), should be read in conjunction with the Prospectus/Information Statement dated April ______, 2009 relating specifically to the Reorganization (the "Prospectus"). Copies of the Prospectus may be obtained at no charge by calling the Trust at (800) 820-0888.

     This SAI, relating specifically to the Reorganization, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

     1. The Statement of Additional Information of the Trust relating to the Acquired Fund and the Surviving Fund dated May 1, 2009.

     2. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund and Surviving Fund included in the Funds' Annual Reports for the year ended December 31, 2008 (together, the "Annual Reports"). No other parts of the Annual Reports are incorporated herein by reference.

TABLE OF CONTENTS

A. General Information....................................................
B. Additional Information About the Acquired Fund and the Surviving Fund..
C. Financial Statements...................................................
D. Pro Forma Financial Statements (Unaudited).............................
E. Miscellaneous..........................................................

     A. GENERAL INFORMATION

     The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund.

     After the transfer of all its assets and liabilities in exchange for shares of the Surviving Fund, the Acquired Fund will distribute the shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the

Surviving Fund for each shareholder. In connection with the Reorganization, all outstanding shares of the Acquired Fund will be cancelled, and the Acquired Fund will wind up its affairs and be terminated. For further information about the Reorganization, see the Prospectus.

     B. ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE SURVIVING FUND

     This SAI incorporates by reference the Statement of Additional Information of the Trust relating to the Acquired Fund and the Surviving Fund dated May 1, 2009.

     C. FINANCIAL STATEMENTS

     Historical financial information regarding the Acquired Fund and Surviving Fund is incorporated herein by reference as follows:

     1. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund and Surviving Fund included in the Funds' Annual Reports are incorporated herein by reference to such Annual Reports. No other parts of the Annual Reports are incorporated herein by reference; and

     D. PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

     The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on January 1, 2008.

The unaudited pro forma combined schedule of investments and statement of assets and liabilities reflect the combined financial position of the Acquired Fund and Surviving Fund as of December 31, 2008. The unaudited pro forma combined statement of operations presents the combined results of operations of the Acquired Fund and Surviving Fund for the year ended December 31, 2008. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2008. These historical statements have been derived from the respective books of the Acquired Fund and Surviving Fund and records utilized in calculating daily net asset value at December 31, 2008, and for the year then ended under U.S. generally accepted accounting principles.

     Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquired Fund for pre-combination periods will not be combined/consolidated or included with the results of the Surviving Fund.

     The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquired Fund and Surviving Fund incorporated by reference into this SAI.

                  Pro Forma Schedule of Investments (Unaudited)
             Hedged Equity Fund, Multi-Heedge Strategies Fund and
                    Pro Forma Multi-Hedge Strategies Fund
                                December 31, 2008

                                                   MULTI-HEDGE          HEDGED EQUITY          PRO FORMA
                                                 STRATEGIES FUND            FUND                COMBINED
                                              --------------------   ------------------   --------------------
                                                          MARKET                MARKET                MARKET
                                               SHARES      VALUE     SHARES     VALUE      SHARES      VALUE
                                              -------   ----------   ------   ---------   -------   ----------
COMMON STOCKS 31.4%
FINANCIALS 7.5%
Sovereign Bancorp, Inc.*                      127,180      378,995                        127,180      378,995
Wachovia Corp.                                 53,130      294,340                         53,130      294,340
Nationwide Financial Services, Inc.             5,600      292,376                          5,600      292,376
Merrill Lynch & Co., Inc.                      24,380      283,783                         24,380      283,783
National City Corp.                           147,930      267,753                        147,930      267,753
Castlepoint Holdings Ltd.                      14,870      201,637                         14,870      201,637
Travelers Companies, Inc.                       1,800       81,360      910      41,132     2,710      122,492
Hanover Insurance Group, Inc.                   1,970       84,651      820      35,235     2,790      119,886
Aon Corp.                                       1,330       60,754      880      40,198     2,210      100,952
Arthur J. Gallagher & Co.                       2,510       65,034      860      22,283     3,370       87,317
Annaly Capital Management, Inc.                 3,490       55,386    1,950      30,946     5,440       86,332
Transatlantic Holdings, Inc.                    1,350       54,081      620      24,837     1,970       78,918
MetLife, Inc.                                   1,430       49,850      650      22,659     2,080       72,509
JPMorgan Chase & Co.                            1,540       48,556      640      20,179     2,180       68,735
Nationwide Health Properties, Inc.              1,450       41,644      600      17,232     2,050       58,876
Chubb Corp.                                       570       29,070      400      20,400       970       49,470
ACE Ltd.Section                                   500       26,460      330      17,464       830       43,924
People's United Financial, Inc.                 2,090       37,265      350       6,240     2,440       43,505
Allied World Assurance Company Holdings Ltd       460       18,676      530      21,518       990       40,194
Capital One Financial Corp.                       820       26,150      310       9,886     1,130       36,036
Allstate Corp.                                    660       21,622      430      14,087     1,090       35,709
Ameriprise Financial, Inc.                        990       23,126      500      11,680     1,490       34,806
Goldman Sachs Group, Inc.                         300       25,317      110       9,283       410       34,600
ProLogis                                        1,620       22,502      700       9,723     2,320       32,225
Invesco Ltd.                                    1,550       22,382      640       9,242     2,190       31,624
HCP, Inc.                                         760       21,105      310       8,609     1,070       29,714
W.R. Berkley Corp.                                540       16,740      390      12,090       930       28,830
PartnerRe Ltd.                                    250       17,817      150      10,690       400       28,507
Valley National Bancorp                           990       20,047      410       8,302     1,400       28,349
NYSE Euronext                                     730       19,987      260       7,119       990       27,106
Genpact Ltd.*                                   2,430       19,975      800       6,576     3,230       26,551
Charles Schwab Corp.                              850       13,744      600       9,702     1,450       23,446
Unum Group                                        610       11,346      550      10,230     1,160       21,576
Everest Re Group Ltd.                             170       12,944      110       8,375       280       21,319
Axis Capital Holdings Ltd.                        670       19,510       50       1,417       720       20,927
Cincinnati Financial Corp.                        410       11,919      270       7,849       680       19,768
Waddell & Reed Financial, Inc. -- Class A         910       14,069      320       4,947     1,230       19,016
Jones Lang LaSalle, Inc.                          450       12,465      220       6,094       670       18,559
Prudential Financial, Inc.                        400       12,104      190       5,749       590       17,853
CB Richard Ellis Group, Inc. -- Class A*        2,750       11,880    1,100       4,752     3,850       16,632
Host Hotels & Resorts, Inc.                     1,530       11,582      600       4,542     2,130       16,124
Federated Investors, Inc. -- Class B              570        9,667      380       6,445       950       16,112
IntercontinentalExchange, Inc.*                   160       13,190       30       2,473       190       15,663
Macerich Co.                                      640       11,622      210       3,814       850       15,436
AvalonBay Communities, Inc.                        20        1,212      440      12,813       460       14,025

State Street Corp.                                220        8,653      120       4,720       340       13,373
American Financial Group, Inc.                    300        6,864      220       5,034       520       11,898
Protective Life Corp.                             580        8,323      230       3,300       810       11,623
Comerica, Inc.                                    410        8,139      150       2,978       560       11,117
Webster Financial Corp.                           540        7,441      250       3,445       790       10,886
Assurant, Inc.                                    230        6,900      110       3,300       340       10,200
Janus Capital Group, Inc.                         820        6,585      450       3,613     1,270       10,198
Stancorp Financial Group, Inc.                    160        6,683       70       2,924       230        9,607
AmeriCredit Corp.*                              1,029        7,862      210       1,604     1,239        9,466
Hartford Financial Services Group, Inc.           390        6,404      170       2,791       560        9,195
Hospitality Properties Trust                      370        5,502      190       2,825       560        8,327
Principal Financial Group, Inc.                   250        5,643      110       2,483       360        8,126
SunTrust Banks, Inc.                              190        5,613       40       1,182       230        6,795
Loews Corp.                                       170        4,803       70       1,978       240        6,781
Regions Financial Corp.                           690        5,492      100         796       790        6,288
Lincoln National Corp.                            220        4,145      110       2,072       330        6,217
American Capital Ltd.                           1,190        3,856      710       2,300     1,900        6,156
Genworth Financial, Inc. -- Class A             1,370        3,877      670       1,896     2,040        5,773
Alleghany Corp.*                                                         20       5,640        20        5,640
CBL & Associates Properties, Inc.                 670        4,355      180       1,170       850        5,525
Blackrock, Inc.                                                          40       5,366        40        5,366
iStar Financial, Inc.                           1,840        4,103      550       1,227     2,390        5,330
TD Ameritrade Holding Corp.*                      370        5,273                            370        5,273
AFLAC, Inc.                                                             110       5,042       110        5,042
American International Group, Inc.              2,090        3,281      610         958     2,700        4,239
Developers Diversified Realty Corp.               690        3,367      170         830       860        4,197
CME Group, Inc.                                    20        4,162                             20        4,162
SL Green Realty Corp.                             100        2,590       50       1,295       150        3,885
SEI Investments Co.                               220        3,456                            220        3,456
Boston Properties, Inc.                            40        2,200       20       1,100        60        3,300
Affiliated Managers Group, Inc.*                   70        2,934                             70        2,934
Aircastle Ltd.                                    470        2,247      140         669       610        2,916
General Growth Properties, Inc.                 1,580        2,038      660         851     2,240        2,889
CIT Group, Inc.                                   520        2,361       70         318       590        2,679
First Marblehead Corp.*                         1,110        1,432      770         993     1,880        2,425
Discover Financial Services                       140        1,334       90         858       230        2,192
CNA Financial Corp.                                40          658       90       1,480       130        2,138
Legg Mason, Inc.                                   70        1,534                             70        1,534
American National Insurance Co.                    10          737       10         737        20        1,474
Investment Technology Group, Inc.*                                       60       1,363        60        1,363
BB&T Corp.                                         30          824       10         275        40        1,099
Taubman Centers, Inc.                              40        1,018                             40        1,018
Arch Capital Group Ltd.*                                                 10         701        10          701
Ambac Financial Group, Inc.                                             360         468       360          468
XL Capital Ltd.                                   110          407                            110          407
Guaranty Financial Group, Inc.*                                         150         392       150          392
The PMI Group, Inc.                                                     140         273       140          273
East-West Bancorp, Inc.                            10          160                             10          160
Eaton Vance Corp.                                   1           21                              1           21
TFS Financial Corp                                  1           13                              1           13

TOTAL FINANCIALS                                         2,958,985              608,059              3,567,044

HEALTH CARE 5.1%
Genentech, Inc.*Section                         3,670      304,280                          3,670      304,280
Datascope Corp.Section                          5,640      294,634                          5,640      294,634
Mentor Corp.Section                             4,910      151,866                          4,910      151,866
Perrigo Co.Section                              2,590       83,683    1,110      35,864     3,700      119,547
C.R. Bard, Inc.Section                            990       83,417      410      34,546     1,400      117,963
Teva Pharmaceutical Industries Ltd.  -- SP
ADRSection                                      2,599      110,639       60       2,554     2,659      113,193
King Pharmaceuticals, Inc.*Section              5,250       55,755    3,087      32,784     8,337       88,539
LifePoint Hospitals, Inc.*Section               1,980       45,223    1,290      29,464     3,270       74,687
Hill-Rom Holdings, Inc.Section                  2,530       41,644    1,680      27,653     4,210       69,297
Celgene Corp.*Section                             930       51,410      314      17,358     1,244       68,768
Thermo Fisher Scientific, Inc.*Section          1,280       43,610      560      19,079     1,840       62,689
WellPoint, Inc.*Section                           860       36,232      490      20,644     1,350       56,876
AmerisourceBergen Corp.Section                    920       32,807      600      21,396     1,520       54,203
Lincare Holdings, Inc.*Section                  1,160       31,239      751      20,224     1,911       51,463
Universal Health Services, Inc. -- Class
BSection                                          750       28,177      490      18,409     1,240       46,586
ResMed, Inc.*Section                              870       32,608      360      13,493     1,230       46,101
Forest Laboratories, Inc.*Section               1,210       30,819      540      13,754     1,750       44,573
Baxter International, Inc.Section                 400       21,436      410      21,972       810       43,408
Millipore Corp.*Section                           560       28,851      230      11,850       790       40,701
Life Technologies Corp.*                        1,704       39,720                          1,704       39,720
Cardinal Health, Inc.Section                      710       24,474      420      14,477     1,130       38,951
Biogen Idec, Inc.*Section                         440       20,957      290      13,813       730       34,770
Amgen, Inc.*                                      280       16,170      300      17,325       580       33,495
Charles River Laboratories International,
   Inc.*Section                                   800       20,960      440      11,528     1,240       32,488
UnitedHealth Group, Inc.                          771       20,509      372       9,895     1,143       30,404
Vertex Pharmaceuticals, Inc.*Section              640       19,443      360      10,937     1,000       30,380
DENTSPLY International, Inc.Section               670       18,921      300       8,472       970       27,393
Aetna, Inc.                                       500       14,250      220       6,270       720       20,520
Humana, Inc.*                                     370       13,794      160       5,965       530       19,759
Inverness Medical Innovations, Inc.*              640       17,281      100       1,891       740       19,172
Beckman Coulter, Inc.Section                      240       10,546      150       6,591       390       17,137
Health Net, Inc.*                               1,100       11,979      440       4,792     1,540       16,771
Abraxis Bioscience, Inc.*Section                  128        8,438      103       6,790       231       15,228
Kinetic Concepts, Inc.*                           590       11,316      170       3,261       760       14,577
Zimmer Holdings, Inc.*Section                     200        8,084      130       5,255       330       13,339
Coventry Health Care, Inc.*                       581        8,645      190       2,827       771       11,472
Intuitive Surgical, Inc.*Section                   70        8,889       20       2,540        90       11,429
Johnson & Johnson, Inc.Section                     90        5,385      100       5,983       190       11,368
CIGNA Corp.                                       480        8,088      170       2,864       650       10,952
Novartis AG -- SP ADRSection                      100        4,976      100       4,976       200        9,952
Endo Pharmaceuticals Holdings, Inc.*Section       230        5,952      150       3,882       380        9,834
WyethSection                                      130        4,876      120       4,501       250        9,377
Community Health Systems, Inc.*Section            500        7,290      130       1,895       630        9,185
Pfizer, Inc.Section                                                     490       8,678       490        8,678

GlaxoSmithKline PLC -- SP ADRSection              110        4,100      120       4,472       230        8,572
Sanofi-Aventis -- SP ADRSection                   130        4,181      130       4,181       260        8,362
McKesson Corp.                                    110        4,260      100       3,873       210        8,133
Abbott LaboratoriesSection                         70        3,736       80       4,270       150        8,006
Myriad Genetics, Inc.*Section                      60        3,976       60       3,976       120        7,952
Pediatrix Medical Group, Inc.*                    190        6,023       50       1,585       240        7,608
Alexion Pharmaceuticals, Inc.*Section              90        3,257      100       3,619       190        6,876
AstraZeneca PLC -- SP ADRSection                   80        3,282       80       3,282       160        6,564
Onyx Pharmaceuticals, Inc.*Section                 90        3,074      100       3,416       190        6,490
OSI Pharmaceuticals, Inc.*Section                  80        3,124       80       3,124       160        6,248
Bristol-Myers Squibb Co.Section                   130        3,023      130       3,022       260        6,045
Quest Diagnostics, Inc.Section                     30        1,557       80       4,153       110        5,710
Brookdale Senior Living, Inc.                   1,010        5,636                          1,010        5,636
United Therapeutics Corp.*Section                  30        1,877       30       1,876        60        3,753
Eli Lilly & Co.                                    70        2,819       20         805        90        3,624
Medco Health Solutions, Inc.*Section                                     70       2,934        70        2,934
Shire PLC -- SP ADRSection                         30        1,343       30       1,343        60        2,686
Warner Chilcott Ltd.*Section                                            180       2,610       180        2,610
Covance, Inc.*Section                                                    20         921        20          921
BioMarin Pharmaceuticals, Inc.*                     1           18                              1           18

TOTAL HEALTH CARE                                        1,894,559              559,914              2,454,473

UTILITIES 3.6%
Constellation Energy Group, Inc.               11,610      291,295                         11,610      291,295
Puget Energy, Inc.Section                      10,560      287,971                         10,560      287,971
Pepco Holdings, Inc.Section                     4,910       87,202    2,410      42,802     7,320      130,004
American Water Works Company, Inc.Section       3,850       80,388    1,600      33,408     5,450      113,796
UGI Corp.Section                                3,030       73,993    1,360      33,211     4,390      107,204
DPL, Inc.Section                                3,340       76,286    1,310      29,920     4,650      106,206
Pinnacle West Capital Corp.                     1,690       54,300      780      25,061     2,470       79,361
Alliant Energy Corp.                            1,840       53,691      470      13,715     2,310       67,406
Atmos Energy Corp.                              1,720       40,764      640      15,168     2,360       55,932
DTE Energy Co.Section                             850       30,319      590      21,045     1,440       51,364
Great Plains Energy, Inc.Section                1,550       29,961      880      17,010     2,430       46,971
AES Corp.*                                      3,750       30,900    1,050       8,652     4,800       39,552
TECO Energy, Inc.Section                        1,930       23,835    1,050      12,968     2,980       36,803
National Fuel Gas Co.Section                      740       23,184      380      11,905     1,120       35,089
NV Energy, Inc.                                 2,310       22,846      980       9,692     3,290       32,538
PG&E Corp.Section                                 461       17,845      341      13,200       802       31,045
Edison International                              560       17,987      270       8,672       830       26,659
Mirant Corp.*                                     740       13,964      310       5,850     1,050       19,814
SCANA Corp.Section                                290       10,324      220       7,832       510       18,156
Oneok, Inc.Section                                330        9,610      270       7,862       600       17,472
Questar Corp.Section                              190        6,211      290       9,480       480       15,691
Energen Corp.Section                              170        4,986      220       6,453       390       11,439
Dominion Resources, Inc.Section                   150        5,376      160       5,734       310       11,110
AGL Resources, Inc.Section                        130        4,076      130       4,076       260        8,152
Sempra EnergySection                               90        3,837       90       3,837       180        7,674
Piedmont Natural Gas Co.Section                   120        3,800      120       3,800       240        7,600

New Jersey Resources Corp.Section                  90        3,542       90       3,542       180        7,084
WGL Holdings, Inc.Section                         100        3,269      100       3,269       200        6,538
Nicor, Inc.Section                                 80        2,779       80       2,779       160        5,558
PPL Corp.Section                                    1           31      180       5,524       181        5,555
Northwest Natural Gas Co.Section                   60        2,654       60       2,654       120        5,308
Public Service Enterprise Group,
   Inc.Section                                     20          583      150       4,376       170        4,959
Laclede Group, Inc.Section                         50        2,342       50       2,342       100        4,684
Wisconsin Energy Corp.Section                      50        2,099       60       2,519       110        4,618
Integrys Energy Group, Inc.Section                 50        2,149       50       2,149       100        4,298
NSTARSection                                                            110       4,014       110        4,014
Consolidated Edison, Inc.                         100        3,893                            100        3,893
Exelon Corp.Section                                10          556                             10          556
Equitable Resources, Inc.                           1           34                              1           34
Reliant Energy, Inc.*                               3           17                              3           17

TOTAL UTILITIES                                          1,328,899              384,521              1,713,420

CONSUMER DISCRETIONARY 3.3%
KB HOME                                        24,865      288,434       50         681    24,915      289,115
DreamWorks Animation SKG, Inc. -- Class
A*Section                                       3,370       85,126    1,543      38,976     4,913      124,102
DIRECTV Group, Inc.*Section                     2,700       61,857    1,120      25,659     3,820       87,516
Harman International Industries, Inc.           2,070       60,382                          2,070       60,382
Burger King Holdings, Inc.Section               1,750       41,790      730      17,432     2,480       59,222
DeVry, Inc.Section                                660       37,891      330      18,945       990       56,836
Comcast Corp. -- Class ASection                 2,080       35,110      860      14,517     2,940       49,627
RadioShack Corp.Section                         3,920       40,023      777       9,277     4,697       49,300
Hillenbrand, Inc.Section                        4,300       31,261      290       4,837     4,590       36,098
Hasbro, Inc.Section                               280        4,670      980      28,587     1,260       33,257
HSN, Inc.*Section                               1,810        9,756    2,800      20,356     4,610       30,112
J.C. Penney Company, Inc.Section                  600       21,348      190       3,743       790       25,091
VF Corp.Section                                   590       17,358      140       7,668       730       25,026
Tiffany & Co.Section                            1,760       17,706      300       7,089     2,060       24,795
Liberty Global, Inc. -- Class A*Section         3,680       17,333      400       6,368     4,080       23,701
Ticketmaster Entertainment, Inc.*Section          730       17,250      890       5,714     1,620       22,964
priceline.com, Inc.*Section                     1,790       21,373       10         736     1,800       22,109
Sotheby'sSection                                1,350       18,076      390       3,467     1,740       21,543
Carnival Corp.Section                             520       12,646      340       8,269       860       20,915
Weight Watchers International, Inc.Section        180        7,443      390      11,474       570       18,917
Dick's Sporting Goods, Inc.*Section               950       13,404      390       5,503     1,340       18,907
Urban Outfitters, Inc.*Section                    330       18,074       50         749       380       18,823
Amazon.com, Inc.*Section                          220       11,282      110       5,641       330       16,923
Centex Corp.Section                             1,170       12,449      420       4,469     1,590       16,918
Regal Entertainment Group -- Class ASection        80           30    1,620      16,540     1,700       16,570
The Gap, Inc.Section                            1,360        8,731      560       7,498     1,920       16,229
Time Warner, Inc.Section                        1,280        4,608    1,150      11,569     2,430       16,177
Meredith Corp.                                    340       14,610       40         685       380       15,295
Landry's Restaurants, Inc.Section                 960       15,283                            960       15,283
Service Corporation InternationalSection          130        5,119    2,000       9,940     2,130       15,059

BorgWarner, Inc.Section                           400        8,708      240       5,225       640       13,933
Liberty Media Corp - Capital*                   1,520        4,742    1,680       7,913     3,200       12,655
Penske Auto Group, Inc.Section                    440        8,118      570       4,378     1,010       12,496
John Wiley & Sons, Inc. -- Class ASection         180        3,375      250       8,895       430       12,270
Expedia, Inc.*Section                             881        7,259      500       4,120     1,381       11,379
Autoliv, Inc.Section                              320        6,867      210       4,507       530       11,374
Corinthian Colleges, Inc.*Section                 330        5,402      340       5,566       670       10,968
D.R. Horton, Inc.                               1,180        8,343      350       2,474     1,530       10,817
Garmin Ltd.                                       460        8,818      100       1,917       560       10,735
Big Lots, Inc.*Section                            410        5,941      320       4,637       730       10,578
Central European Media Enterprises Ltd. --

Class A*Section                                   340        7,385      140       3,041       480       10,426
ITT Educational Services, Inc.*Section            330        6,501       40       3,799       370       10,300
Mohawk Industries, Inc.*Section                    60          545      220       9,453       280        9,998
Barnes & Noble, Inc.Section                       400        6,000      260       3,900       660        9,900
Sears Holdings Corp.*                           1,830        9,095       20         777     1,850        9,872
RH Donnelley Corp.*                               660        9,075    1,000         370     1,660        9,445
Capella Education Co.*Section                      80        4,701       80       4,701       160        9,402
Interval Leisure Group, Inc.*Section               30        2,849    1,180       6,360     1,210        9,209
CBS Corp.                                         760        6,224      340       2,785     1,100        9,009
Matthews International Corp. -- Class
   ASection                                       230        3,938      130       4,768       360        8,706
Gannett Co., Inc.                                 750        6,000      250       2,000     1,000        8,000
Phillips-Van Heusen Corp.Section                   90        6,629       60       1,208       150        7,837
CTC Media, Inc.*Section                         1,090        5,232      500       2,400     1,590        7,632
Whirlpool Corp.Section                            360        2,830      110       4,548       470        7,378
American Public Education, Inc.*Section            90        3,347      100       3,719       190        7,066
Orient-Express Hotels Ltd. - Class A              870        6,682                            870        6,682
TRW Automotive Holdings Corp.*                    300        4,494      590       2,124       890        6,618
Clear Channel Outdoor Holdings, Inc. --
   Class A*                                       960        5,904       90         554     1,050        6,458
Royal Caribbean Cruises Ltd.                       40        1,555      350       4,812       390        6,367
Snap-On, Inc.Section                              370        3,289       60       2,363       430        5,652
AutoZone, Inc.*Section                                                   40       5,579        40        5,579
Abercrombie & Fitch Co. -- Class A                190        4,383       50       1,153       240        5,536
AnnTaylor Stores Corp.*                           700        4,039      240       1,385       940        5,424
Petsmart, Inc.Section                             100        2,013      180       3,321       280        5,334
Liberty Media Corp - Interactive*                 120        4,402      280         874       400        5,276
TJX Companies, Inc.Section                                              240       4,937       240        4,937
K12 Inc.*Section                                   80        1,090      180       3,375       260        4,465
News Corp. -- Class ASection                      390        2,980       40         364       430        3,344
Foot Locker, Inc.Section                                                450       3,303       450        3,303
Ross Stores, Inc.Section                                                110       3,270       110        3,270
Apollo Group, Inc. -- Class A*Section                                    40       3,065        40        3,065
OfficeMax Inc.                                     50        1,537      180       1,375       230        2,912
Career Education Corp.*                                                 130       2,332       130        2,332
Discovery Communications, Inc. - Class
A*Section                                                               150       2,124       150        2,124
Chipotle Mexican Grill, Inc. -- Class A*           30        1,859                             30        1,859
Guess?, Inc.Section                                70        1,171       40         614       110        1,785
O'Reilly Automotive, Inc.*Section                 150        1,149       20         615       170        1,764
Family Dollar Stores, Inc.Section                                        50       1,303        50        1,303

GameStop Corp. -- Class A*Section                                        60       1,300        60        1,300
Chico's FAS, Inc.*                                220          920                            220          920
Sherwin-Williams Co.Section                                              10         598        10          598
Williams-Sonoma, Inc.                                                    70         550        70          550
M.D.C. Holdings, Inc.                                                    10         303        10          303

TOTAL CONSUMER DISCRETIONARY                             1,145,814              451,443              1,597,257

INFORMATION TECHNOLOGY 2.6%
NDS Group PLC - SP ADR*Section                  5,856      335,783                          5,856      335,783
Synopsys, Inc.*Section                          3,860       71,487    1,600      29,632     5,460      101,119
Applied Materials, Inc.Section                  3,260       33,024    1,380      13,979     4,640       47,003
BMC Software, Inc.*Section                        900       24,219      670      18,030     1,570       42,249
Cypress Semiconductor Corp.*Section             6,400       28,608    3,010      13,455     9,410       42,063
Jabil Circuit, Inc.                             3,730       25,177    1,340       9,045     5,070       34,222
Computer Sciences Corp.*Section                   540       18,976      350      12,299       890       31,275
WebMD Health Corp.*Section                        900       21,231      370       8,728     1,270       29,959
Zebra Technologies Corp. -- Class A*Section     1,030       20,868      420       8,509     1,450       29,377
Activision Blizzard Inc.*Section                2,500       21,600      830       7,171     3,330       28,771
Western Digital Corp.*Section                   1,590       18,206      920      10,534     2,510       28,740
National Instruments Corp.Section                 800       19,488      330       8,039     1,130       27,527
Hewlett-Packard Co.Section                        430       15,605      280      10,161       710       25,766
Affiliated Computer Services, Inc. -- Class
   A*Section                                      260       11,947      290      13,325       550       25,272
Arrow Electronics, Inc.*                          830       15,637      440       8,289     1,270       23,926
Ingram Micro, Inc. -- Class A*Section           1,070       14,327      700       9,373     1,770       23,700
EchoStar Corp. -- Class A*Section               1,050       15,614      330       4,907     1,380       20,521
EMC Corp*Section                                  900        9,423    1,000      10,470     1,900       19,893
Avnet, Inc.*Section                               640       11,654      420       7,648     1,060       19,302
Apple, Inc.*Section                               160       13,656       60       5,121       220       18,777
MEMC Electronic Materials, Inc.*Section           900       12,852      400       5,712     1,300       18,564
Fidelity National Information Services,
Inc.Section                                       670       10,901      440       7,159     1,110       18,060
Seagate Technology                              2,920       12,936    1,050       4,651     3,970       17,587
CommScope, Inc.*Section                           710       11,033      380       5,905     1,090       16,938
Xerox Corp.                                     1,450       11,557      617       4,917     2,067       16,474
Novellus Systems, Inc.*Section                    830       10,242      470       5,800     1,300       16,042
Nvidia Corp.*                                   1,461       11,790      510       4,116     1,971       15,906
Vishay Intertechnology, Inc.*                   3,350       11,457    1,180       4,036     4,530       15,493
Cadence Design Systems, Inc.*                   2,570        9,406      850       3,111     3,420       12,517
Intersil Corp. -- Class ASection                  670        6,157      430       3,952     1,100       10,109
Fairchild Semiconductor International,
   Inc.*                                        1,350        6,602      410       2,005     1,760        8,607
Sun Microsystems, Inc.*                         1,630        6,227      450       1,719     2,080        7,946
QLogic Corp.*Section                                                    550       7,392       550        7,392
Oracle Corp.*Section                                                    360       6,383       360        6,383
Micron Technology, Inc.*                        1,980        5,227      260         686     2,240        5,913
Global Payments, Inc.Section                                            180       5,902       180        5,902
Convergys Corp.*                                  730        4,679      165       1,058       895        5,737
Compuware Corp.*Section                                                 760       5,130       760        5,130

Qualcomm, Inc.Section                                                   140       5,016       140        5,016
SanDisk Corp.*                                    480        4,608       40         384       520        4,992
Molex, Inc.Section                                190        2,753      130       1,884       320        4,637
VMware, Inc.*                                     180        4,264                            180        4,264
Broadridge Financial Solutions, Inc.Section       190        2,383      130       1,630       320        4,013
Linear Technology Corp.Section                                          180       3,982       180        3,982
Lender Processing Services, Inc.Section            80        2,356       50       1,472       130        3,828
Acxiom Corp.                                      463        3,755                            463        3,755
Xilinx, Inc.Section                                                     210       3,742       210        3,742
KLA-Tencor Corp.                                  141        3,072                            141        3,072
ADC Telecommunications, Inc.*                     470        2,571                            470        2,571
Microchip Technology, Inc.Section                                       130       2,539       130        2,539
ANSYS, Inc.*Section                                60        1,673       20         558        80        2,231
Lexmark International, Inc.*                       80        2,152                             80        2,152
Amphenol Corp.Section                              50        1,199       20         480        70        1,679
Trimble Navigation Ltd.*Section                                          70       1,513        70        1,513
Juniper Networks, Inc.*Section                                           80       1,401        80        1,401
CA, Inc.Section                                                          70       1,297        70        1,297
Corning, Inc.                                     130        1,239                            130        1,239
Ciena Corp.*Section                               121          811       50         335       171        1,146
Accenture Ltd. -- Class A                                                30         984        30          984
Sohu.com, Inc.*Section                                                   20         947        20          947
International Business Machines
   Corp.Section                                                          10         842        10          842
Metavante Technologies, Inc.*Section                                     40         644        40          644
NCR Corp.*                                          2           28       40         566        42          594
NeuStar, Inc.*                                                           30         574        30          574
Western Union Co.Section                                                 40         574        40          574
Salesforce.com, Inc.*                                                     4         128         4          128
Lam Research Corp.*                                 1           21                              1           21

TOTAL INFORMATION TECHNOLOGY                               910,481              319,841              1,230,322

CONSUMER STAPLES 2.6%
UST, Inc.Section                                4,090      283,764                          4,090      283,764
BJ's Wholesale Club, Inc.*Section               2,370       81,196    1,010      34,603     3,380      115,799
Alberto-Culver Co.                              2,690       65,932    1,110      27,206     3,800       93,138
Del Monte Foods Co.                             6,220       44,411    2,090      14,923     8,310       59,334
Church & Dwight Co., Inc.Section                  740       41,529      240      13,469       980       54,998
Herbalife Ltd.Section                           1,520       32,954      800      17,344     2,320       50,298
Procter & Gamble Co.Section                       400       24,728      410      25,346       810       50,074
PepsiAmericas, Inc.Section                      1,480       30,133      800      16,288     2,280       46,421
Dr Pepper Snapple Group, Inc.*Section           1,400       22,750      910      14,787     2,310       37,537
Wal-Mart Stores, Inc.Section                      300       16,818      310      17,379       610       34,197
Safeway, Inc.                                     760       18,065      400       9,508     1,160       27,573
SUPERVALU, INC.                                 1,260       18,396      580       8,468     1,840       26,864
NBTY, Inc.*Section                                960       15,024      620       9,703     1,580       24,727
Bunge Ltd.Section                                 270       13,978      180       9,319       450       23,297
Reynolds American, Inc.Section                    340       13,705      220       8,868       560       22,573
Pepsi Bottling Group, Inc.Section                 560       12,606      440       9,904     1,000       22,510
Unilever NVSection                                430       10,556      450      11,047       880       21,603


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

Hansen Natural Corp.*Section                      540       18,106       90       3,018       630       21,124
General Mills, Inc.Section                         80        4,860      260      15,795       340       20,655
Costco Wholesale Corp.Section                     100        5,250      270      14,175       370       19,425
Kraft Foods, Inc.Section                          330        8,860      380      10,203       710       19,063
Molson Coors Brewing Co. -- Class BSection        170        8,316      190       9,295       360       17,611
Kimberly-Clark Corp.Section                       160        8,438      160       8,438       320       16,876
Bare Escentuals, Inc.*                          2,380       12,447      710       3,713     3,090       16,160
CVS Caremark Corp.Section                         240        6,898      320       9,197       560       16,095
Coca-Cola Enterprises, Inc.                       660        7,940      350       4,210     1,010       12,150
Kroger Co.Section                                 180        4,754      190       5,018       370        9,772
Kellogg Co.Section                                100        4,385      100       4,385       200        8,770
Altria Group, Inc.Section                                               503       7,575       503        7,575
Sysco Corp.Section                                160        3,670      160       3,670       320        7,340
Cadbury PLC -- SP ADRSection                       90        3,210       90       3,210       180        6,420
Corn Products International, Inc.Section          130        3,751       90       2,597       220        6,348
H.J. Heinz Co.Section                              80        3,008       80       3,008       160        6,016
Walgreen Co.                                      200        4,934                            200        4,934
Clorox Co.                                         10          556       40       2,222        50        2,778
Energizer Holdings, Inc.*                          50        2,707                             50        2,707
Ruddick Corp.Section                               40        1,106       50       1,383        90        2,489
Casey's General Stores, Inc.Section                50        1,139       50       1,139       100        2,278
Whole Foods Market, Inc.                          180        1,699       60         566       240        2,265
WD-40 Co.Section                                   40        1,132       40       1,132        80        2,264
Winn-Dixie Stores, Inc.*Section                    70        1,127       70       1,127       140        2,254
Archer-Daniels-Midland Co.Section                   1           29       70       2,018        71        2,047
McCormick & Company., Inc.Section                  31          988       30         956        61        1,944
United Natural Foods, Inc.*Section                 50          891       50         891       100        1,782
Hormel Foods Corp.                                 30          932                             30          932
Tyson Foods, Inc. -- Class A                       20          175                             20          175
ConAgra Foods, Inc.                                 2           33                              2           33

TOTAL CONSUMER STAPLES                                     867,886              367,103              1,234,989

INDUSTRIALS 2.4%

Republic Services, Inc.Section                  6,844      169,663      150       3,718     6,994      173,381
Brink's Co.Section                              2,880       77,414    1,440      38,707     4,320      116,121
Iron Mountain, Inc.*                            2,771       68,527    1,702      42,090     4,473      110,617
Southwest Airlines Co.                          4,620       39,824    1,744      15,033     6,364       54,857
Alliant Techsystems, Inc.*Section                 360       30,874      150      12,864       510       43,738
Hubbell, Inc. -- Class BSection                   710       23,203      300       9,804     1,010       33,007
Ryder System, Inc.Section                         400       15,512      420      16,288       820       31,800
Trinity Industries, Inc.Section                 1,250       19,700      630       9,929     1,880       29,629
Flowserve Corp.Section                            340       17,510      170       8,755       510       26,265
Continental Airlines, Inc. -- Class B*            890       16,073      460       8,308     1,350       24,381
AMR Corp.*                                      1,530       16,325      560       5,975     2,090       22,300
SPX Corp.Section                                  330       13,381      180       7,299       510       20,680
Timken Co.Section                                 620       12,171      400       7,852     1,020       20,023
Valmont Industries, Inc.Section                   200       12,272      120       7,363       320       19,635
Delta Air Lines, Inc.*                            730        8,366      800       9,168     1,530       17,534
United Rentals, Inc.*                           1,331       12,139      540       4,925     1,871       17,064


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

Quanta Services, Inc.*Section                     680       13,464      160       3,168       840       16,632
Norfolk Southern Corp.Section                     230       10,359      130       6,116       360       16,475
Carlisle Companies, Inc.Section                   510       10,557      270       5,589       780       16,146
McDermott International, Inc.*Section           1,030       10,176      470       4,644     1,500       14,820
Fluor Corp.Section                                250       11,217       80       3,590       330       14,807
Deere & Co.Section                                240        9,197      120       4,598       360       13,795
Manitowoc Co., Inc.Section                      1,020        8,833      530       4,590     1,550       13,423
WESCO International, Inc.*                        480        9,230      210       4,038       690       13,268
Thomas & Betts Corporation*                       380        9,128      160       3,843       540       12,971
GATX Corp.Section                                 230        7,123      180       5,575       410       12,698
Precision Castparts Corp.Section                  170       10,112       40       2,379       210       12,491
Bucyrus International, Inc.Section                440        8,149      200       3,704       640       11,853
UAL Corp.*Section                                 530        5,841      470       5,179     1,000       11,020
Steelcase, Inc. -- Class ASection               1,180        6,632      770       4,327     1,950       10,959
General Cable Corp.*Section                       420        7,430      160       2,830       580       10,260
Hertz Global Holdings, Inc.*                    1,420        7,199      540       2,738     1,960        9,937
Burlington Northern Santa Fe Corp.Section                               120       9,085       120        9,085
JetBlue Airways Corp.*                            600        4,260      630       4,473     1,230        8,733
Terex Corp.*                                      320        5,542      140       2,425       460        7,967
Copa Holdings SASection                           140        4,245      120       3,638       260        7,883
US Airways Group, Inc.*                           510        3,942      470       3,633       980        7,575
Manpower, Inc.Section                             140        4,759       80       2,719       220        7,478
Boeing Co.                                        140        5,974       20         853       160        6,827
Copart, Inc.*Section                                                    250       6,797       250        6,797
Northrop Grumman Corp.Section                                           150       6,756       150        6,756
SkyWest, Inc.                                     170        3,162      180       3,348       350        6,510
Alaska Air Group, Inc.*                           110        3,218      110       3,218       220        6,436
Avis Budget Group, Inc.*                        7,560        5,292    1,410         987     8,970        6,279
Allegiant Travel Co.*                              60        2,914       60       2,914       120        5,828
Caterpillar, Inc.Section                           90        4,020       40       1,787       130        5,807
Kansas City Southern*Section                      100        1,905      170       3,239       270        5,144
Union Pacific Corp.Section                                              100       4,780       100        4,780
W.W. Grainger, Inc.Section                                               60       4,730        60        4,730
AirTran Holdings, Inc.*                           480        2,131      500       2,220       980        4,351
Eaton Corp.                                        10          497       70       3,480        80        3,977
Gardner Denver, Inc.*Section                                            170       3,968       170        3,968
J.B. Hunt Transport Services, Inc.Section                               150       3,940       150        3,940
Textron, Inc.                                     260        3,606       10         139       270        3,745
Foster Wheeler Ltd.*Section                       110        2,572       40         935       150        3,507
Waste Management, Inc.Section                                           100       3,314       100        3,314
CSX Corp.Section                                                         80       2,598        80        2,598
Oshkosh  Corp.                                    241        2,142       20         178       261        2,320
MSC Industrial Direct Co.Section                                         50       1,842        50        1,842
Kennametal, Inc.Section                            50        1,110       30         666        80        1,776
Covanta Holding Corp.*Section                                            80       1,757        80        1,757
Pentair, Inc.Section                                                     60       1,420        60        1,420
Lennox International, Inc.                                               40       1,292        40        1,292
Joy Global, Inc.Section                                                  40         916        40          916
Kirby Corp.*Section                                10          274       10         274        20          548
URS Corp.*                                                               10         408        10          408

KBR, Inc.Section                                    1           15       20         304        21          319
General Electric Co.                               10          162                             10          162
Spirit Aerosystems Holdings, Inc. --
   Class A*                                        10          102                             10          102
Stericycle, Inc.*Section                            1           52                              1           52
Shaw Group, Inc.*                                   1           20                              1           20

TOTAL INDUSTRIALS                                          759,517              370,019              1,129,536

TELECOMMUNICATION SERVICES 1.7%
Embarq Corp.Section                             9,650      347,014                          9,650      347,014
Centennial Communications Corp.*Section        13,920      112,195                         13,920      112,195
MetroPCS Communications, Inc.*Section           3,570       53,014    1,830      27,175     5,400       80,189
Verizon Communications, Inc.Section             1,000       33,900    1,090      36,951     2,090       70,851
AT&T, Inc.Section                                 580       16,530      830      23,655     1,410       40,185
Qwest Communications International,
   Inc.Section                                  7,130       25,953    3,880      14,123    11,010       40,076
American Tower Corp. -- Class A*Section           860       25,215      340       9,969     1,200       35,184
U.S. Cellular Corp.*Section                       300       12,972      280      12,107       580       25,079
Deutsche Telekom AG -- SP ADRSection              600        9,180      630       9,639     1,230       18,819
NII Holdings, Inc. -- Class B*                    350        6,363       50         909       400        7,272
Windstream Corp.Section                           240        2,208      250       2,300       490        4,508
Tele Norte Leste Participacoes SA --
   ADRSection                                     140        1,949      150       2,088       290        4,037
Frontier Communications Corp.Section              200        1,748      210       1,835       410        3,583
Leap Wireless International, Inc. -- Class
   B*Section                                                            100       2,689       100        2,689
tw telecom Inc.*Section                           150        1,271      150       1,271       300        2,542
NTELOS Holdings Corp.Section                       50        1,233       50       1,233       100        2,466
CenturyTel, Inc.Section                                                  70       1,913        70        1,913
Cbeyond, Inc.*Section                              50          799       50         799       100        1,598
Global Crossing*Section                            90          715      100         794       190        1,509
Iowa Telecommunications Services,
   Inc.Section                                     50          714       50         714       100        1,428
Level 3 Communications, Inc.*                   1,400          980                          1,400          980
Telephone & Data Systems, Inc.                     10          318       10         318        20          636
Crown Castle International Corp.*Section                                 20         352        20          352

TOTAL TELECOMMUNICATION SERVICES                           654,271              150,834                805,105

MATERIALS 1.3%

Rohm & Haas Co.Section                          3,910      241,599                          3,910      241,599
Crown Holdings, Inc.*Section                    2,580       49,536    1,070      20,544     3,650       70,080
Lubrizol Corp.Section                             740       26,929      350      12,737     1,090       39,666
AptarGroup, Inc.Section                           680       23,963      280       9,867       960       33,830
Monsanto Co.Section                               260       18,291      160      11,256       420       29,547
Airgas, Inc.Section                               380       14,816      280      10,917       660       25,733
Alcoa, Inc.Section                              1,450       16,327      620       6,981     2,070       23,308
CF Industries Holdings, Inc.Section               270       13,273      150       7,374       420       20,647
AK Steel Holding Corp.Section                   1,230       11,464      630       5,872     1,860       17,336
Ashland, Inc.                                   1,300       13,663      310       3,258     1,610       16,921

Nalco Holding Co.Section                          900       10,386      370       4,270     1,270       14,656
The Mosaic Co.Section                             280        9,688      140       4,844       420       14,532
International Paper Co.Section                    550        6,490      360       4,248       910       10,738
Dow Chemical Co.Section                           400        6,036      300       4,527       700       10,563
Allegheny Technologies, Inc.Section               260        6,638      130       3,319       390        9,957
Reliance Steel & Aluminum Co.Section              270        5,384      220       4,387       490        9,771
Freeport-McMoRan Copper & Gold, Inc.              260        6,354      120       2,933       380        9,287
Temple-Inland, Inc.Section                      1,210        5,808      660       3,168     1,870        8,976
Huntsman Corp.Section                           2,450        8,428                          2,450        8,428
Sonoco Products Co.Section                                              350       8,106       350        8,106
Albemarle Corp.Section                            240        5,352      100       2,230       340        7,582
Praxair, Inc.Section                                                     90       5,342        90        5,342
Steel Dynamics, Inc.Section                                             150       1,677       150        1,677
United States Steel Corp.Section                                         40       1,488        40        1,488
Martin Marietta Materials, Inc.Section                                   10         971        10          971
FMC Corp.Section                                                         20         895        20          895
PPG Industries, Inc.Section                                              20         849        20          849
Sealed Air Corp.                                                         45         672        45          672
Southern Copper Corp.Section                        1           16       20         321        21          337
Greif, Inc. -- Class ASection                                            10         334        10          334
Olympic Steel, Inc.                                                       1          20         1           20

TOTAL MATERIALS                                            500,441              143,407                643,848

ENERGY 1.2%
Precision Drilling Trust                        8,225       69,006                          8,225       69,006
SEACOR Holdings, Inc.*                            500       33,325      390      25,993       890       59,318
ConocoPhillips                                    490       25,382      320      16,576       810       41,958
ENSCO International, Inc.                       1,010       28,674      420      11,924     1,430       40,598
Cimarex Energy Co.                                640       17,139      460      12,319     1,100       29,458
Atwood Oceanics, Inc.*                            460       17,733      300      11,565       760       29,298
Noble Corp.                                       740       16,347      310       6,848     1,050       23,195
Superior Energy Services*                       1,000       15,930      430       6,850     1,430       22,780
Unit Corp.*                                       460       12,291      270       7,214       730       19,505
Valero Energy Corp.                               580       12,551      280       6,059       860       18,610
Patterson-UTI Energy, Inc.                        940       10,819      660       7,597     1,600       18,416
Atwood Oceanics, Inc.*                            640        9,779      340       5,195       980       14,974
Mariner Energy, Inc.*                             800        8,160      520       5,304     1,320       13,464
Quicksilver Resources, Inc.*                    1,570        8,745      810       4,512     2,380       13,257
National-Oilwell Varco, Inc.*                     320        7,821      190       4,644       510       12,465
Rowan Companies, Inc.                             520        8,268      250       3,975       770       12,243
Tesoro Corp.                                      610        8,034      170       2,239       780       10,273
FMC Technologies, Inc.*                           270        6,434      160       3,813       430       10,247
Marathon Oil Corp.                                220        6,019      140       3,830       360        9,849
Transocean Ltd.*                                  120        5,670       70       3,307       190        8,977
Helmerich & Payne, Inc.                           160        3,640      220       5,005       380        8,645
Chesapeake Energy Corp.                           230        3,719      300       4,851       530        8,570
Nabors Industries Ltd.*                           430        5,147      280       3,352       710        8,499
Key Energy Services, Inc.*                      1,360        5,998      550       2,425     1,910        8,423
Holly Corp.                                       320        5,834       70       1,276       390        7,110

Global Industries Ltd.*                         1,520        5,305      460       1,605     1,980        6,910
Williams Companies, Inc.                          270        3,910      110       1,593       380        5,503
Forest Oil Corp.*                                 210        3,463      110       1,814       320        5,277
Massey Energy Co.                                 210        2,896       90       1,241       300        4,137
Smith International, Inc.                         140        3,205       40         916       180        4,121
W&T Offshore, Inc.                                210        3,007       60         859       270        3,866
Hess Corp.                                                               70       3,755        70        3,755
Helix Energy Solutions Group, Inc.*               380        2,751      110         796       490        3,547
EOG Resources, Inc.                                                      50       3,329        50        3,329
PetroHawk Energy Corp.*                                                 210       3,282       210        3,282
Tidewater, Inc.                                                          80       3,222        80        3,222
Cabot Oil & Gas Corp.                                                   110       2,860       110        2,860
Patriot Coal Corp.*                               350        2,187       90         563       440        2,750
Murphy Oil Corp.                                   30        1,330       30       1,330        60        2,660
Noble Energy, Inc.                                                       50       2,461        50        2,461
Oil States International, Inc.*                    10          187      120       2,243       130        2,430
Williams Companies, Inc.                                                 70       2,342        70        2,342
Frontier Oil Corp.                                180        2,273                            180        2,273
Cameron International Corp.*                                            110       2,255       110        2,255
Apache Corp.                                                             30       2,236        30        2,236
Oceaneering International, Inc.*                   41        1,195       30         874        71        2,069
Pride International, Inc.*                         60          959       40         639       100        1,598
Chevron Corp.                                                            20       1,479        20        1,479
Southwestern Energy Co.*                           30          869                             30          869
XTO Energy, Inc.                                                         20         705        20          705
Range Resources Corp.                                                    20         688        20          688
Anadarko Petroleum Corp.                                                 40         648        40          648
Cheniere Energy, Inc.*                                                   50         143        50          143

TOTAL ENERGY                                               386,002              210,551                596,553

TOTAL COMMON STOCKS
   (Cost $14,877,492)                                   11,406,855            3,565,692             14,972,547

EXCHANGE TRADED FUNDS 9.3%
iShares MSCI Emerging Markets Index Fund       19,690      491,659   23,480     586,296    43,170    1,077,955
iShares S&P GSCI Commodity Indexed Trust*      57,790    1,653,372                         57,790    1,653,372
Liberty All Star Equity FundSection            44,120      154,420   20,110      70,385    64,230      224,805
Eaton Vance Tax-Managed Buy-Write Income
   FundSection                                 12,120      151,864    5,520      69,166    17,640      221,030
Eaton Vance Tax-Managed Buy-Write
   Opportunities FundSection                   14,720      150,144    6,710      68,442    21,430      218,586
First Trust Enhanced Equity Income Fund,
Inc.Section                                    16,910      149,653    7,710      68,233    24,620      217,886
Nuveen Equity Premium and Growth
   FundSection                                 13,940      149,576    6,350      68,135    20,290      217,711
Nuveen Core Equity Alpha FundSection           15,560      149,532    7,090      68,135    22,650      217,667
Nuveen Equity Premium Opportunity
   FundSection                                 13,820      147,598    6,300      67,284    20,120      214,882
Vanguard Emerging Markets ETFSection             5220      123,714    2,380      56,406     7,600      180,120

TOTAL EXCHANGE TRADED FUNDS
   (Cost $4,737,213)                                     3,321,532            1,122,482              4,444,014

                                              CONTRACTS              CONTRACTS            CONTRACTS
                                              ---------              ---------            ---------
OPTIONS PURCHASED  0.2%
Put Options On: 0.1%
January 2009 S&P 500 Index Futures
   Contracts Expiring January 2009 with
   strike price of 840                               20     43,750          16   35,000        36       78,750
TOTAL PUT OPTIONS

TOTAL OPTIONS PURCHASED
   (Cost $198,137)                                          43,750               35,000                 78,750

                                                 FACE                     FACE                    FACE
                                                AMOUNT                   AMOUNT                  AMOUNT
                                              ----------               ---------               ----------
REPURCHASE AGREEMENTS+ 28.9%
Mizuho Financial Group, Inc. issued
   12/31/08 at 0.01% due 01/02/09              2,412,008   2,412,008   1,120,607   1,120,607    3,532,615   3,532,615
UBS Financial Services, Inc. issued
   12/31/08 at 0.01% due 01/02/09              2,412,008   2,412,008   1,120,607   1,120,607    3,532,615   3,532,615
Morgan Stanley issued 12/31/08 at 0.01%
   due 01/02/09                                2,412,008   2,412,008   1,120,607   1,120,607    3,532,615   3,532,615
Credit Suisse Group issued 12/31/08 at
   0.03% due 01/02/09                          2,177,016   2,177,016   1,011,431   1,011,431    3,188,447   3,188,447

TOTAL REPURCHASE AGREEMENTS
   (Cost $11,374,284)                                      9,413,040               4,373,252               13,786,292

TOTAL LONG SECURITIES 69.7%
   (Cost $29,214,735)                                     24,185,177               9,096,426               33,281,603

                                               SHARES                SHARES                SHARES
                                              -------                ------                ------
COMMON STOCKS SOLD SHORT (23.4)%
ENERGY (0.9)%
Cheniere Energy, Inc.*                            100         (285)                           100          (285)
Southwestern Energy Co.*                                                 10         (290)      10          (290)
Foundation Coal Holdings, Inc.                                           60         (841)      60          (841)
Sunoco, Inc.                                                             20         (869)      20          (869)
Walter Industries, Inc.                                                  50         (876)      50          (876)
Frontier Oil Corp.                                                       80       (1,010)      80        (1,010)
SandRidge Energy, Inc.*                            10          (62)     170       (1,046)     180        (1,108)
Southern Union Co.                                                      230       (2,999)     230        (2,999)
Hess Corp.                                         60       (3,218)                            60        (3,218)
Arch Coal, Inc.                                   160       (2,606)      60         (977)     220        (3,583)

BJ Services Co.                                                         310       (3,618)     310        (3,618)
Baker Hughes, Inc.                                                      130       (4,169)     130        (4,169)
Hercules Offshore, Inc.*                          600       (2,850)     340       (1,615)     940        (4,465)
Whiting Petroleum Corp.*                          170       (5,688)                           170        (5,688)
Alpha Natural Resources, Inc.*                    360       (5,828)                           360        (5,828)
Diamond Offshore Drilling, Inc.                    70       (4,126)      40       (2,358)     110        (6,484)
Range Resources Corp.                             220       (7,566)                           220        (7,566)
Schlumberger Ltd.                                 150       (6,350)      90       (3,810)     240       (10,160)
El Paso Corp.                                     940       (7,360)     380       (2,975)   1,320       (10,335)
Tetra Technologies, Inc.*                         500       (8,755)     420       (2,041)     920       (10,796)
Consol Energy, Inc.                               280       (8,002)     110       (3,144)     390       (11,146)
Encore Acquisition Co.*                           420      (10,718)      60       (1,531)     480       (12,249)
Denbury Resources, Inc.*                                              1,350      (14,740)   1,350       (14,740)
CNX Gas Corp.*                                    390      (10,647)     160       (4,368)     550       (15,015)
Exterran Holdings, Inc.*                          560      (11,928)     310       (6,603)     870       (18,531)
Continental Resources, Inc.*                      760      (15,740)     180       (3,728)     940       (19,468)
Teekay Corp.                                      670      (13,166)     410       (8,057)   1,080       (21,223)
IHS, Inc.*                                        380      (14,220)     220       (8,232)     600       (22,452)
Peabody Energy Corp.                              700      (15,925)     290       (6,598)     990       (22,523)
Plains Exploration & Production Co.*              900      (20,916)     330       (7,669)   1,230       (28,585)
Newfield Exploration Co.*                       1,200      (23,700)     490       (9,678)   1,690       (33,378)
Overseas Shipholding Group, Inc                   670      (28,214)     180       (7,580)     850       (35,794)
PRECISION DRILLING TRUST                        8,745      (73,399)                         8,745       (73,399)

TOTAL ENERGY                                              (301,269)             (111,422)              (412,691)

MATERIALS (1.1)%
SOUTHERN COPPER CORP                                1          (16)                             1           (16)
Olympic Steel, Inc.                                                       1          (20)       1           (20)
Smurfit-Stone Container Corp.*                                          960         (245)     960          (245)
Century Aluminum Co.*                                                    30         (300)      30          (300)
Sealed Air Corp.                                                         35         (523)      35          (523)
Louisiana-Pacific Corp.                         1,040       (1,622)     120         (187)   1,160        (1,809)
Titanium Metals Corp.                                                   210       (1,850)     210        (1,850)
United States Steel Corp.                          50       (1,860)                            50        (1,860)
Intrepid Potash, Inc.*                             10         (208)      90       (1,869)     100        (2,077)
Carpenter Technology Corp.                        100       (2,054)      30         (616)     130        (2,670)
Cliffs Natural Resources, Inc.                    130       (3,329)      30         (768)     160        (4,097)
RPM International, Inc.                           330       (4,386)      30         (399)     360        (4,785)
FMC Corp.                                         120       (5,368)                           120        (5,368)
Commercial Metals Co.                             420       (4,985)      70         (831)     490        (5,816)
Ashland, Inc.                                     680       (7,147)                           680        (7,147)
Sigma-Aldrich Corp.                               140       (5,914)      50       (2,112)     190        (8,026)
International Flavors & Fragrances, Inc.          180       (5,350)     100       (2,972)     280        (8,322)
Pactiv Corp.*                                                           340       (8,459)     340        (8,459)
Nucor Corp.                                       210       (9,702)      20         (924)     230       (10,626)
Owens-Illinois, Inc.*                             300       (8,199)     100       (2,733)     400       (10,932)
Bemis Co., Inc.                                                         480      (11,366)     480       (11,366)
Celanese Corp.                                    710       (8,825)     240       (2,983)     950       (11,808)
Chemtura Corp.                                  6,690       (9,366)   4,370       (6,118)  11,060       (15,484)

Westlake Chemical Corp.                           450       (7,331)     600       (9,774)   1,050       (17,105)
Valhi, Inc.                                     1,210      (12,947)     390       (4,173)   1,600       (17,120)
Eastman Chemical Co.                              420      (13,318)     150       (4,757)     570       (18,075)
Cabot Corp.                                       820      (12,546)     370       (5,661)   1,190       (18,207)
Scotts Miracle-Gro Co. - Class A                  440      (13,077)     230       (6,836)     670       (19,913)
Eagle Materials, Inc.                           1,000      (18,410)     450       (8,285)   1,450       (26,695)
Weyerhaeuser Co.                                1,170      (35,814)     430      (13,162)   1,600       (48,976)
Ecolab, Inc.                                    1,030      (36,205)     600      (21,090)   1,630       (57,295)
VALSPAR CORP                                    3,110      (56,260)   1,000      (18,090)   4,110       (74,350)
Newmont Mining Corp.                            1,650      (67,153)     750      (30,525)   2,400       (97,678)

TOTAL MATERIALS                                           (351,392)             (167,628)              (519,020)

TELECOMMUNICATION SERVICES (0.8)%
Level 3 Communications, Inc.*                                           890         (623)     890          (623)
Sprint Nextel Corp.*                            2,250       (4,118)   1,400       (2,562)   3,650        (6,680)
SBA Communications Corp. -- Class A*            1,060      (17,299)     490       (7,997)   1,550       (25,296)
CENTURY TEL ENTERPRISES INC.                   12,630     (345,178)                        12,630      (345,178)

TOTAL TELECOMMUNICATION SERVICES                          (366,595)              (11,182)              (377,777)

CONSUMER STAPLES (1.2)%
Tyson Foods, Inc. - Class A                                              10          (88)      10           (88)
Central European Distribution Corp.*                                     10         (197)      10          (197)
Rite Aid Corp.*                                 1,060         (327)   2,770         (853)   3,830        (1,180)
Hormel Foods Corp.                                                       70       (2,176)      70        (2,176)
Walgreen Co.                                                            250       (6,167)     250        (6,167)
Altria Group, Inc.                                470       (7,078)       3          (45)     473        (7,123)
Archer-Daniels-Midland Co.                        521      (15,020)                           521       (15,020)
Coca-Cola Co.                                     270      (12,223)      80       (3,622)     350       (15,845)
Hershey Co.                                       280       (9,727)     510      (17,717)     790       (27,444)
Smithfield Foods, Inc.*                         1,340      (18,854)     650       (9,145)   1,990       (27,999)
Philip Morris International, Inc.                 490      (21,320)     180       (7,832)     670       (29,152)
Constellation Brands, Inc.  -- Class A*         1,140      (17,978)     870      (13,720)   2,010       (31,698)
Dean Foods Co.*                                 1,280      (23,002)     750      (13,478)   2,030       (36,480)
Colgate-Palmolive Co.                             480      (32,899)     260      (17,820)     740       (50,719)
Sara Lee Corp.                                  4,480      (43,859)   2,230      (21,832)   6,710       (65,691)
CONAGRA FOODS, INC.                             3,052      (50,358)   1,100      (18,150)   4,152       (68,508)
Campbell Soup Co.                               1,830      (54,918)     870      (26,109)   2,700       (81,027)
Avon Products, Inc.                             3,070      (73,804)   1,570      (37,727)   4,640      (111,531)

TOTAL CONSUMER STAPLES                                    (381,367)             (196,678)              (578,045)

UTILITIES (1.5)%
PPL Corp.                                           1          (31)                             1           (31)
PG&E Corp.                                                                1          (39)       1           (39)
American Electric Power Co., Inc.                                        10         (333)      10          (333)
Northeast Utilities System                                               20         (481)      20          (481)

Consolidated Edison, Inc.                                                30       (1,168)      30        (1,168)
Exelon Corp.                                                             90       (5,005)      90        (5,005)
NiSource, Inc.                                    500       (5,485)     180       (1,975)     680        (7,460)
Reliant Energy, Inc.*                           1,183       (6,838)     170         (983)   1,353        (7,821)
CMS Energy Corp.                                                        810       (8,189)     810        (8,189)
MDU Resources Group, Inc.                         340       (7,337)     130       (2,805)     470       (10,142)
NSTAR                                             300      (10,947)                           300       (10,947)
Allegheny Energy, Inc.                            220       (7,449)     200       (6,772)     420       (14,221)
Ameren Corp.                                      370      (12,306)     190       (6,319)     560       (18,625)
Dynegy, Inc. - Class A*                         8,500      (17,000)   3,660       (7,320)  12,160       (24,320)
Centerpoint Energy, Inc.                        2,120      (26,754)     670       (8,455)   2,790       (35,209)
Equitable Resources, Inc.                         831      (27,880)     300      (10,065)   1,131       (37,945)
OGE Energy Corp.                                1,010      (26,038)     690      (17,788)   1,700       (43,826)
Duke Energy Corp.                               3,330      (49,983)     700      (10,507)   4,030       (60,490)
Southern Co.                                    1,530      (56,610)     480      (17,760)   2,010       (74,370)
Xcel Energy, Inc.                               3,410      (63,256)     980      (18,179)   4,390       (81,435)
Aqua America, Inc.                              2,770      (57,034)   1,950      (40,151)   4,720       (97,185)
Hawaiian Electric Industries, Inc.              6,210     (137,529)   2,250      (49,815)   8,460      (187,344)

TOTAL UTILITIES                                           (512,477)             (214,109)              (726,586)

CONSUMER DISCRETIONARY (2.3)%
Harte-Hanks, Inc.                                                        30         (187)      30          (187)
RadioShack Corp.                                                         27         (322)      27          (322)
Jarden Corp.*                                                            30         (345)      30          (345)
Chico's FAS, Inc.*                                                       90         (376)      90          (376)
Lowe's Companies, Inc.                                                   20         (430)      20          (430)
Ryland Group, Inc.                                                       30         (530)      30          (530)
Harley-Davidson, Inc.                                                    40         (679)      40          (679)
Lamar Advertising Co. -- Class A*                                        60         (753)      60          (753)
Warner Music Group Corp.                                                260         (785)     260          (785)
DISH Network Corp. -- Class A*                                           80         (887)      80          (887)
Office Depot, Inc.*                                60         (179)     270         (805)     330          (984)
Harman International Industries, Inc.                                    60       (1,004)      60        (1,004)
Starwood Hotels & Resorts Worldwide, Inc.                                60       (1,074)      60        (1,074)
GameStop Corp.*                                    50       (1,083)                            50        (1,083)
American Eagle Outfitters, Inc.                    90         (842)      30         (281)     120        (1,123)
Penn National Gaming Inc.*                                               60       (1,283)      60        (1,283)
Coldwater Creek, Inc.*                            240         (684)     220         (627)     460        (1,311)
Orient-Express Hotels Ltd. -- Class A                                   210       (1,609)     210        (1,609)
Boyd Gaming Corp.                                 120         (568)     240       (1,135)     360        (1,703)
Cooper Industries Ltd. -- Class A                                        60       (1,754)      60        (1,754)
Signet Jewelers Ltd.                              200       (1,734)     110         (954)     310        (2,688)
AutoNation, Inc.*                                 230       (2,272)      90         (889)     320        (3,161)
Fortune Brands, Inc.                               60       (2,477)      20         (826)      80        (3,303)
DreamWorks Animation SKG, Inc.  -- Class A                              143       (3,612)     143        (3,612)
Dollar Tree, Inc.*                                 70       (2,926)      20         (836)      90        (3,762)
MDC Holdings, Inc.                                130       (3,939)                           130        (3,939)

Wynn Resorts Ltd.*                                 80       (3,381)      30       (1,268)     110        (4,649)
Pool Corp.                                                              300       (5,391)     300        (5,391)
EW Scripps Co. -- Class A                       1,690       (3,735)   1,170       (2,586)   2,860        (6,321)
Interpublic Group of Companies, Inc.*           1,020       (4,039)     590       (2,336)   1,610        (6,375)
Virgin Media, Inc.                                810       (4,042)     490       (2,445)   1,300        (6,487)
Macy's, Inc.                                      490       (5,071)     200       (2,070)     690        (7,141)
Scientific Games Corp. -- Class A*                260       (4,560)     150       (2,631)     410        (7,191)
Wyndham Worldwide Corp.                           850       (5,567)     550       (3,602)   1,400        (9,169)
Apollo Group, Inc. -- Class A*                    120       (9,194)                           120        (9,194)
Liz Claiborne, Inc.                             2,260       (5,876)   1,300       (3,380)   3,560        (9,256)
International Game Technology                     590       (7,015)     220       (2,616)     810        (9,631)
Carmax, Inc.*                                     910       (7,171)     360       (2,837)   1,270       (10,008)
LKQ Corp.*                                        590       (6,879)     340       (3,964)     930       (10,843)
Las Vegas Sands Corp.*                          1,240       (7,353)     630       (3,736)   1,870       (11,089)
Lennar Corp.  -- Class A                          890       (7,716)     400       (3,468)   1,290       (11,184)
Jones Apparel Group, Inc.                       1,350       (7,911)     570       (3,340)   1,920       (11,251)
Brinker International, Inc.                       780       (8,221)     350       (3,689)   1,130       (11,910)
Marriott International, Inc. -- Class A           480       (9,336)     280       (5,446)     760       (14,782)
Nike, Inc. -- Class B                             210      (10,710)      90       (4,590)     300       (15,300)
Coach, Inc.*                                      480       (9,970)     280       (5,816)     760       (15,786)
Kohl's Corp.*                                     330      (11,946)     120       (4,344)     450       (16,290)
Federal-Mogul Corp.*                            2,850      (12,056)   1,050       (4,441)   3,900       (16,497)
Panera Bread Co. -- Class A*                      250      (13,060)      70       (3,657)     320       (16,717)
Morningstar, Inc.*                                300      (10,650)     180       (6,390)     480       (17,040)
Strayer Education, Inc.                            50      (10,720)      30       (6,432)      80       (17,152)
Starbucks Corp.*                                1,110      (10,501)     830       (7,852)   1,940       (18,353)
Mattel, Inc.                                      890      (14,240)     330       (5,280)   1,220       (19,520)
Hearst-Argyle Television, Inc.                  2,680      (16,241)     850       (5,151)   3,530       (21,392)
Goodyear Tire & Rubber Co.*                     2,730      (16,298)     910       (5,433)   3,640       (21,731)
Yum! Brands, Inc.                                 470      (14,805)     220       (6,930)     690       (21,735)
Eastman Kodak Co.                               2,550      (16,779)   1,110       (7,304)   3,660       (24,083)
Thor Industries, Inc.                           1,360      (17,925)     500       (6,590)   1,860       (24,515)
Tim Hortons, Inc.                                 570      (16,439)     330       (9,517)     900       (25,956)
WABCO Holdings, Inc.                            1,130      (17,843)     540       (8,527)   1,670       (26,370)
Saks, Inc.*                                     4,850      (21,243)   2,150       (9,417)   7,000       (30,660)
NVR, Inc.*                                         50      (22,813)      20       (9,125)      70       (31,938)
Cablevision Systems Corp. -- Class A            1,430      (24,081)     590       (9,936)   2,020       (34,017)
Home Depot, Inc.                                1,330      (30,617)     490      (11,280)   1,820       (41,897)
Choice Hotels International, Inc.                 950      (28,557)     560      (16,834)   1,510       (45,391)
Scripps Networks Interactive, Inc. -
   Class A                                      1,360      (29,920)     790      (17,380)   2,150       (47,300)
Pulte Homes, Inc.                               3,750      (40,988)   1,450      (15,848)   5,200       (56,836)
McDonald's Corp.                                  900      (55,971)     380      (23,632)   1,280       (79,603)
H&R Block, Inc.                                 2,950      (67,024)   1,000      (22,720)   3,950       (89,744)
Toll Brothers, Inc.*                            3,600      (77,156)   1,310      (28,073)   4,910      (105,229)

TOTAL CONSUMER DISCRETIONARY                              (742,324)             (339,287)            (1,081,611)

HEALTH CARE (2.7)%
Lincare Holdings Inc.                                                     1          (27)       1           (27)
UnitedHealth Group, Inc.                                                  2          (53)       2           (53)

King Pharmaceuticals, Inc.                                                7          (74)       7           (74)
Celgene Corp.                                                             4         (221)       4          (221)
Brookdale Senior Living Inc.                                             40         (223)      40          (223)
PerkinElmer, Inc.                                                        40         (556)      40          (556)
Idexx Laboratories, Inc.*                                                20         (722)      20          (722)
WellCare Health Plans, Inc.*                                            110       (1,415)     110        (1,415)
Sepracor, Inc.*                                                         140       (1,537)     140        (1,537)
Omnicare, Inc.                                                           60       (1,666)      60        (1,666)
Cerner Corp.*                                                            60       (2,307)      60        (2,307)
Mylan, Inc.*                                                            240       (2,374)     240        (2,374)
Waters Corp.*                                                            80       (2,932)      80        (2,932)
VCA Antech, Inc.*                                                       180       (3,578)     180        (3,578)
Pfizer, Inc.                                      240       (4,250)                           240        (4,250)
IMS HEALTH INC. - CLASS B                                               330       (5,003)     330        (5,003)
PDL BioPharma, Inc.                               850       (5,253)     480       (2,966)   1,330        (8,219)
Hologic, Inc.*                                    350       (4,574)     310       (4,052)     660        (8,626)
Health Management Associates, Inc. --
   Class A*                                     3,620       (6,480)   2,180       (3,902)   5,800       (10,382)
Schering-Plough Corp.                             490       (8,345)     370       (6,301)     860       (14,646)
Amylin Pharmaceuticals, Inc.*                     840       (9,114)     670       (7,269)   1,510       (16,383)
Express Scripts, Inc.*                            270      (14,845)     100       (5,498)     370       (20,343)
Tenet Healthcare Corp.*                        12,500      (14,375)   5,830       (6,704)  18,330       (21,079)
Advanced Medical Optics, Inc.*                  2,240      (14,806)   1,190       (7,866)   3,430       (22,672)
CooperCompanies, Inc.                             940      (15,416)     580       (9,512)   1,520       (24,928)
Edwards Lifesciences Corp.*                       420      (23,079)      80       (4,396)     500       (27,475)
Hospira, Inc.*                                    890      (23,870)     330       (8,851)   1,220       (32,721)
Stryker Corp.                                     570      (22,771)     330      (13,184)     900       (35,955)
BioMarin Pharmaceuticals, Inc.*                 1,481      (26,362)     580      (10,324)   2,061       (36,686)
Teleflex, Inc.                                    550      (27,555)     200      (10,020)     750       (37,575)
LIFE TECHNOLOGIES CORP*                         1,704      (39,720)     170       (3,963)   1,874       (43,683)
Boston Scientific Corp.*                        4,420      (34,211)   2,200      (17,028)   6,620       (51,239)
Gilead Sciences, Inc.*                            780      (39,889)     230      (11,762)   1,010       (51,651)
Merck & Company, Inc.                           1,180      (35,872)     520      (15,808)   1,700       (51,680)
Techne Corp.                                      640      (41,293)     240      (15,485)     880       (56,778)
Watson Pharmaceuticals, Inc.*                   1,810      (48,092)     330       (8,768)   2,140       (56,860)
Illumina, Inc.*                                 1,640      (42,722)     730      (19,017)   2,370       (61,739)
HLTH Corp.*                                     5,600      (58,576)   2,070      (21,652)   7,670       (80,228)
Allergan, Inc.                                  1,400      (56,448)     600      (24,192)   2,000       (80,640)
Genzyme Corp.*                                  1,170      (77,653)     350      (23,230)   1,520      (100,883)
Cephalon, Inc.*                                 1,040      (80,122)     350      (26,964)   1,390      (107,086)
Teva Pharmaceutical Industries Ltd. - SP
   ADR                                          2,540     (108,169)                         2,540      (108,169)
Covidien Ltd.                                   2,210      (80,090)     810      (29,354)   3,020      (109,444)

TOTAL HEALTH CARE                                         (963,952)             (340,756)            (1,304,708)

INFORMATION TECHNOLOGY (2.8)%
Xerox Corp.                                                               7          (56)       7           (56)
ADC Telecommunications, Inc.*                                            11          (70)      11           (70)

Convergys Corp.                                                          15          (96)      15           (96)
Western Union Co.                                  10         (143)                            10          (143)
Teradyne, Inc.*                                                          10         (148)      10          (148)
VeriFone Holdings, Inc.*                                                 50         (245)      50          (245)
Lexmark International, Inc. - Class A*                                   10         (269)      10          (269)
Sanmina-SCI Corp.*                                                      760         (357)     760          (357)
F5 Networks, Inc.*                                                       20         (457)      20          (457)
Autodesk, Inc.*                                                          30         (589)      30          (589)
ON Semiconductor Corp.*                                                 210         (714)     210          (714)
DST Systems, Inc.*                                                       20         (760)      20          (760)
VMware, Inc.*                                                            40         (948)      40          (948)
Kla-Tencor Corp.                                                         50       (1,089)      50        (1,089)
Yahoo!, Inc.*                                                            90       (1,098)      90        (1,098)
Equinix, Inc.*                                     20       (1,064)      10         (532)      30        (1,596)
Unisys Corp.*                                                         2,110       (1,793)   2,110        (1,793)
MoneyGram International, Inc.*                  1,250       (1,262)     620         (626)   1,870        (1,888)
Corning, Inc.                                                           210       (2,001)     210        (2,001)
JDS Uniphase Corp.*                                                     570       (2,080)     570        (2,080)
Dell, Inc.*                                                             220       (2,253)     220        (2,253)
Advanced Micro Devices, Inc.*                                         1,220       (2,635)   1,220        (2,635)
Marvell Technology Group Ltd.*                                          420       (2,801)     420        (2,801)
Acxiom Corp.                                      243       (1,971)     120         (973)     363        (2,944)
eBay, Inc.*                                                             230       (3,211)     230        (3,211)
NetApp, Inc.*                                                           410       (5,728)     410        (5,728)
Cognizant Technology Solutions Corp. --
   Class A*                                       200       (3,612)     150       (2,709)     350        (6,321)
Riverbed Technology, Inc.*                        320       (3,645)     250       (2,848)     570        (6,493)
Sohu.com, Inc.*                                   170       (8,048)                           170        (8,048)
Juniper Networks, Inc.*                           500       (8,755)                           500        (8,755)
Google, Inc. -- Class A*                           20       (6,153)      10       (3,077)      30        (9,230)
LAM RESEARCH CORP.*                               371       (7,895)     140       (2,979)     511       (10,874)
Nuance Communications, Inc.*                      530       (5,491)     620       (6,423)   1,150       (11,914)
Mastercard, Inc.                                   70      (10,005)      20       (2,859)      90       (12,864)
Salesforce.com, Inc.*                             230       (7,362)     184       (5,890)     414       (13,252)
Total System Services, Inc.                       710       (9,940)     250       (3,500)     960       (13,440)
Adobe Systems, Inc.*                              350       (7,451)     320       (6,813)     670       (14,264)
Teradyne, Inc.*                                 2,550      (10,761)   1,090       (4,600)   3,640       (15,361)
Brocade Communications Systems, Inc.*           4,110      (11,508)   1,520       (4,256)   5,630       (15,764)
NCR Corp.*                                      1,162      (16,431)                         1,162       (16,431)
Akamai Technologies, Inc.*                        972      (14,667)     498       (7,515)   1,470       (22,182)
Motorola, Inc.                                  3,120      (13,822)   1,960       (8,683)   5,080       (22,505)
Mettler Toledo International, Inc.*               220      (14,828)     130       (8,762)     350       (23,590)
Novell, Inc.*                                   4,550      (17,699)   1,680       (6,535)   6,230       (24,234)
AVX Corp.                                       2,350      (18,659)     870       (6,908)   3,220       (25,567)
Tech Data Corp.*                                1,250      (22,300)     260       (4,638)   1,510       (26,938)
Broadcom Corp. -- Class A*                      1,160      (19,685)     430       (7,297)   1,590       (26,982)
Integrated Device Technology, Inc.*             3,430      (19,242)   1,490       (8,359)   4,920       (27,601)
Cree, Inc.*                                     1,380      (21,901)     360       (5,713)   1,740       (27,614)
Rambus, Inc.*                                   1,080      (17,194)     670      (10,666)   1,750       (27,860)
VeriSign, Inc.*                                 1,220      (23,278)     440       (8,395)   1,660       (31,673)
Tyco Electronics Ltd.                           1,550      (25,125)     610       (9,888)   2,160       (35,013)

International Rectifier Corp.*                  1,730      (23,355)     880      (11,880)   2,610       (35,235)
LSI Logic Corp.*                                7,160      (23,556)   3,720      (12,239)  10,880       (35,795)
Dolby Laboratories, Inc. -- Class A*              810      (26,536)     390      (12,776)   1,200       (39,312)
Flir Systems, Inc.*                             1,040      (31,907)     320       (9,818)   1,360       (41,725)
Visa, Inc.                                        570      (29,896)     240      (12,588)     810       (42,484)
IAC/InterActiveCorp*                            2,180      (34,291)     870      (13,685)   3,050       (47,976)
Electronic Arts, Inc.*                          2,050      (32,882)   1,050      (16,842)   3,100       (49,724)
Paychex, Inc.                                   1,320      (34,690)     770      (20,236)   2,090       (54,926)
Tellabs, Inc.*                                 10,080      (41,530)   4,060      (16,727)  14,140       (58,257)
Hewitt Associates, Inc. -- Class A*             1,570      (44,557)     490      (13,906)   2,060       (58,463)
Altera Corp.                                    3,670      (61,326)   1,200      (20,052)   4,870       (81,378)
Diebold, Inc.                                   2,560      (71,910)     750      (21,068)   3,310       (92,978)
SAIC, Inc.                                      3,920      (76,362)   1,020      (19,870)   4,940       (96,232)
Atmel Corp.                                    26,920      (84,296)   5,320      (16,652)  32,240      (100,948)

TOTAL INFORMATION TECHNOLOGY                              (966,991)             (389,181)            (1,356,172)

INDUSTRIALS (3.1)%
KBR INC                                             1          (15)                             1           (15)
General Dynamics Corp.                                                   11         (577)      11          (577)
Southwest Airlines Co.                                                   74         (638)      74          (638)
Weatherford International Ltd.*                                          60         (649)      60          (649)
Joy Global, Inc.                                   30         (687)                            30          (687)
Goodrich Corp.                                                           30       (1,111)      30        (1,111)
BE Aerospace, Inc.*                                                     150       (1,153)     150        (1,153)
Graco, Inc.                                                              80       (1,898)      80        (1,898)
HNI Corp.                                                               130       (2,059)     130        (2,059)
Harsco Corp.                                                             80       (2,214)      80        (2,214)
Spirit Aerosystems Holdings, Inc. --
   Class A*                                                             220       (2,237)     220        (2,237)
Rockwell Automation, Inc.                                                90       (2,902)      90        (2,902)
General Electric Co.                                                    180       (2,916)     180        (2,916)
Crane Co.                                                               170       (2,931)     170        (2,931)
Cintas Corp.                                                            130       (3,020)     130        (3,020)
Corrections Corp. of America*                                           200       (3,272)     200        (3,272)
Danaher Corp.                                      50       (2,831)      20       (1,132)      70        (3,963)
Pall Corp.                                        100       (2,843)      60       (1,706)     160        (4,549)
Ingersoll-Rand Co.  -- Class A                    150       (2,603)     130       (2,255)     280        (4,858)
Robert Half International, Inc.                                         240       (4,997)     240        (4,997)
Norfolk Southern Corp.                            160       (7,528)                           160        (7,528)
Masco Corp.                                       530       (5,899)     370       (4,118)     900       (10,017)
Shaw Group Inc.*                                  411       (8,413)     140       (2,866)     551       (11,279)
PACCAR, Inc.                                      300       (8,580)     110       (3,146)     410       (11,726)
AGCO Corp.*                                       410       (9,672)     130       (3,067)     540       (12,739)
Ametek, Inc.                                      310       (9,365)     120       (3,625)     430       (12,990)
Armstrong World Industries, Inc                   600      (12,972)      30         (649)     630       (13,621)
Waste Management, Inc.                            420      (13,919)                           420       (13,919)
CSX Corp.                                         430      (13,962)                           430       (13,962)
USG Corp.*                                      1,170       (9,407)     610       (4,904)   1,780       (14,311)
Cummins, Inc.                                     450      (12,029)      90       (2,406)     540       (14,435)

Corporate Executive Board Co.                     420       (9,265)     270       (5,956)     690       (15,221)
Monster Worldwide, Inc.*                          790       (9,551)     510       (6,166)   1,300       (15,717)
Tyco International Ltd.                           560      (12,096)     330       (7,128)     890       (19,224)
FTI Consulting, Inc.*                             310      (13,851)     160       (7,149)     470       (21,000)
Jacobs Engineering Group, Inc.*                   300      (14,430)     140       (6,734)     440       (21,164)
DONALDSON COMPANY INC.                            400      (13,460)     230       (7,740)     630       (21,200)
Rockwell Collins, Inc.                            360      (14,072)     230       (8,991)     590       (23,063)
First Solar, Inc.*                                130      (17,935)      70       (9,657)     200       (27,592)
Sunpower Corp.*                                   550      (20,350)     270       (9,990)     820       (30,340)
Con-way, Inc.                                     930      (24,738)     310       (8,246)   1,240       (32,984)
UTi Worldwide, Inc.                             1,680      (24,091)     730      (10,468)   2,410       (34,559)
Expeditors International of Washington,
   Inc.                                           760      (25,285)     420      (13,973)   1,180       (39,258)
Fastenal Co.                                      770      (26,835)     380      (13,243)   1,150       (40,078)
Avery Dennison Corp.                              910      (29,784)     340      (11,128)   1,250       (40,912)
FedEx Corp.                                       510      (32,717)     240      (15,396)     750       (48,113)
Owens Corning, Inc.*                            2,130      (36,849)     900      (15,570)   3,030       (52,419)
CH Robinson Worldwide, Inc.                       850      (46,776)     310      (17,059)   1,160       (63,835)
Stericycle, Inc.*                               1,091      (56,819)     370      (19,270)   1,461       (76,089)
Dun & Bradstreet Corp.                            680      (52,496)     390      (30,108)   1,070       (82,604)
Landstar System, Inc.                           1,760      (67,637)     720      (27,670)   2,480       (95,307)
Pitney Bowes, Inc.                              3,390      (86,377)   1,360      (34,653)   4,750      (121,030)
Republic Services, Inc.                         6,844     (169,663)                         6,844      (169,663)
United Parcel Service, Inc. -- Class B          2,480     (136,795)   1,100      (60,676)   3,580      (197,471)

TOTAL INDUSTRIALS                                       (1,062,597)             (409,419)            (1,472,016)

FINANCIALS (7.0)%
Taubman Centers, Inc.                                                    10         (254)      10          (254)
CapitalSource, Inc.                                                      60         (277)      60          (277)
TD Ameritrade Holding Corp.*                                             30         (427)      30          (427)
XL Capital                                                              170         (629)     170          (629)
Legg Mason, Inc.                                                         40         (876)      40          (876)
MBIA, Inc.*                                                             230         (936)     230          (936)
SEI Investments Co.                                                      60         (943)      60          (943)
AMB Property Corp.                                                       50       (1,171)      50        (1,171)
Duke Realty Corp.                                                       110       (1,206)     110        (1,206)
Whitney Holding Corp.                                                    90       (1,439)      90        (1,439)
American Express Co.                                                     80       (1,484)      80        (1,484)
MGIC Investment Corp.                                                   480       (1,670)     480        (1,670)
GLG Partners, Inc.                                                      800       (1,816)     800        (1,816)
Jefferies Group, Inc.                                                   130       (1,828)     130        (1,828)
Liberty Property Trust                                                  100       (2,283)     100        (2,283)
East West Bancorp, Inc.                                                 150       (2,395)     150        (2,395)
AvalonBay Communities, Inc.                                              40       (2,423)      40        (2,423)
Northern Trust Corp.                               40       (2,086)      10         (521)      50        (2,607)
Colonial BancGroup, Inc.                          840       (1,739)     560       (1,159)   1,400        (2,898)
Marshall & Ilsley Corp.                                                 230       (3,137)     230        (3,137)
HRPT Properties Trust                             750       (2,527)     230         (775)     980        (3,302)
Unitrin, Inc.                                     180       (2,869)      50         (797)     230        (3,666)
Kimco Realty Corp.                                190       (3,473)     110       (2,011)     300        (5,484)

Nasdaq OMX Group*                                 190       (4,695)      60       (1,483)     250        (6,178)
Old Republic International Corp.                  350       (4,172)     190       (2,265)     540        (6,437)
MSCI, Inc. - Class A*                             150       (2,664)     220       (3,907)     370        (6,571)
Health Care REIT, Inc.                            110       (4,642)      60       (2,532)     170        (7,174)
Kilroy Realty Corp.                               140       (4,684)      80       (2,677)     220        (7,361)
BRE Properties, Inc.                              150       (4,197)     140       (3,917)     290        (8,114)
Zions Bancorporation                              200       (4,902)     180       (4,412)     380        (9,314)
T Rowe Price Group, Inc.                          230       (8,151)      40       (1,418)     270        (9,569)
Forest City Enterprises, Inc. -- Class A          870       (5,829)     560       (3,752)   1,430        (9,581)
E*Trade Financial Corp.*                        6,110       (7,026)   3,020       (3,473)   9,130       (10,499)
Leucadia National Corp.*                          400       (7,920)     160       (3,168)     560       (11,088)
Keycorp                                           890       (7,583)     420       (3,578)   1,310       (11,161)
First Citizens BancShares/NC, Inc. --
   Class A                                         60       (9,168)      20       (3,056)      80       (12,224)
US Bancorp                                        360       (9,004)     130       (3,251)     490       (12,255)
Citigroup, Inc.                                 1,250       (8,387)     600       (4,026)   1,850       (12,413)
Endurance Specialty Holdings Ltd.                 410      (12,517)      10         (305)     420       (12,822)
UDR, Inc.                                         590       (8,136)     340       (4,689)     930       (12,825)
MF Global Ltd.*                                 4,380       (8,935)   2,010       (4,100)   6,390       (13,035)
Brandywine Realty Trust                         1,280       (9,869)     690       (5,320)   1,970       (15,189)
Allied Capital Corp.                            3,510       (9,442)   2,140       (5,757)   5,650       (15,199)
Student Loan Corp.                                260      (10,660)     140       (5,740)     400       (16,400)
Eaton Vance Corp.                                 591      (12,417)     210       (4,412)     801       (16,829)
Morgan Stanley                                    690      (11,068)     370       (5,935)   1,060       (17,003)
Regency Centers Corp.                             250      (11,675)     150       (7,005)     400       (18,680)
Cullen/Frost Bankers, Inc.                        310      (15,711)      70       (3,548)     380       (19,259)
Moody's Corp.                                     520      (10,447)     440       (8,840)     960       (19,287)
Public Storage                                    130      (10,335)     120       (9,540)     250       (19,875)
Camden Property Trust                             520      (16,297)     190       (5,955)     710       (22,252)
First Horizon National Corp.                    1,410      (14,905)     700       (7,399)   2,110       (22,304)
Equity Residential                                480      (14,314)     280       (8,350)     760       (22,664)
Conseco, Inc.*                                  3,010      (15,592)   1,600       (8,288)   4,610       (23,880)
Popular, Inc.                                   3,040      (15,686)   1,590       (8,204)   4,630       (23,890)
Fifth Third Bancorp                             2,110      (17,429)   1,110       (9,169)   3,220       (26,598)
St Joe Co.*                                       720      (17,510)     390       (9,485)   1,110       (26,995)
Synovus Financial Corp.                         2,530      (20,999)     940       (7,802)   3,470       (28,801)
Huntington Bancshares, Inc.                     2,540      (19,456)   1,260       (9,652)   3,800       (29,108)
Plum Creek Timber Co., Inc.                       750      (26,055)     110       (3,821)     860       (29,876)
Capitol Federal Financial                         450      (20,520)     210       (9,576)     660       (30,096)
Essex Property Trust, Inc.                        260      (19,955)     150      (11,512)     410       (31,467)
Simon Property Group, Inc.                        380      (20,189)     220      (11,689)     600       (31,878)
SLM Corp.*                                      2,380      (21,182)   1,270      (11,303)   3,650       (32,485)
First American Corp.                              860      (24,845)     320       (9,245)   1,180       (34,090)
Franklin Resources, Inc.                          350      (22,323)     210      (13,394)     560       (35,717)
Ventas, Inc.                                      680      (22,828)     400      (13,428)   1,080       (36,256)
New York Community Bancorp, Inc.                2,370      (28,345)     880      (10,525)   3,250       (38,870)
Fidelity National Financial, Inc -- Class A     1,700      (30,175)     630      (11,182)   2,330       (41,357)
Brown & Brown, Inc.                             1,270      (26,543)     920      (19,228)   2,190       (45,771)
Federal Realty Investment Trust                   600      (37,248)     350      (21,728)     950       (58,976)
Hudson City Bancorp, Inc.                       2,960      (47,242)   1,380      (22,025)   4,340       (69,267)
Lazard  Ltd. -- Class A                         1,640      (48,774)     700      (20,818)   2,340       (69,592)

Digital Realty Trust, Inc.                      1,700      (55,845)     700      (22,995)   2,400       (78,840)
Marsh & McLennan Companies, Inc.                4,980     (120,865)   2,170      (52,666)   7,150      (173,531)
TFS FINANCIAL CORP                              9,631     (124,240)   4,360      (56,244)  13,991      (180,484)
Tower Group, Inc.                               6,420     (181,108)                         6,420      (181,108)
M&T Bank Corp.                                  2,810     (161,322)     420      (24,112)   3,230      (185,434)
WELLS FARGO & CO (NEW)                         10,300     (303,644)      60       (1,769)  10,360      (305,413)
Bank of America Corp.                          21,659     (304,959)     760      (10,701)  22,419      (315,660)
PNC Financial Services Group, Inc.              6,650     (325,850)     420      (20,580)   7,070      (346,430)
BANCO SANTANDER CEN-SPON ADR                   39,169     (371,732)                        39,169      (371,732)

TOTAL FINANCIALS                                        (2,734,907)             (595,408)            (3,330,315)

TOTAL COMMON STOCKS SOLD SHORT
   (Proceeds $11,621,627)                               (8,383,871)           (2,775,070)           (11,158,941)

                                              CONTRACTS                 CONTRACTS                 CONTRACTS
                                              ---------                 ---------                 ---------
OPTIONS WRITTEN (0.6)%
Call Options On: (0.8)%
Constellation Energy Group Expiring January
   2009 with strike price of 25                      70        (7,000)                                   70        (7,000)
January 2009 S&P 500 Index Futures
   Contracts Expiring January 2009 with
   strike price of 880                               20      (200,000)         16      (160,000)         36      (360,000)
Total Call Options

Total Options Written
   (Premiums Received $387,310)                              (207,000)                 (160,000)                 (367,000)

Other Assets in Excess of Liabilities -
   54.4%                                                  $17,427,388               $ 8,548,997               $25,976,385

Net Assets - 100.0%                                       $33,021,694               $14,710,353               $47,732,047

                                                          Unrealized                                        Unrealized
                                                             Gain                  Unrealized                  Gain
                                              CONTRACTS     (Loss)     CONTRACTS      Gain      CONTRACTS     (Loss)
                                              ---------   ----------   ---------   ----------   ---------   ----------
Currency Futures Contracts Purchased March
   2009 Australian Dollar Futures Contracts
(Aggregate Market Value of Contracts
   $494,620)                                          7       36,068                                    7       36,068
March 2009 New Zealand Dollar Futures
   Contracts
(Aggregate Market Value of Contracts
   $409,080)                                          7       34,318                                    7       34,318
March 2009 British Pound Currency Futures
   Contracts
(Aggregate Market Value of Contracts
   $364,225)                                          4       (4,210)                                   4       (4,210)
(Total Aggregate Market Value of Contracts
   $1,267,925)                                                66,176                                            66,176

FUTURES CONTRACTS PURCHASED
March 2009 S&P 500 Index Mini Futures
   Contracts
(Aggregate Market Value of Contracts
   $10,535,850)                                     113       84,905         121       91,661         234      176,566
March 2009 S&P MidCap 400 Index Mini Futures
   Contracts
(Aggregate Market Value of Contracts
   $2,992,080)                                       34       74,802          22       49,124          56      123,926
March 2009 Russell 2000 Index Mini Futures
   Contracts
(Aggregate Market Value of Contracts
   $13,754,700)                                      53       68,442          26       27,000          79       95,442
March 2009 Nikkei 225 Futures Contracts
(Aggregate Market Value of Contracts
   $1,701,075)                                       21       62,537          16       47,647          37      110,184
March 2009 Dow Jones STOXX 50 Futures
   Contracts
(Aggregate Market Value of Contracts
   $2,388,573)                                       45       56,217          36       44,974          81      101,191

(Total Aggregate Market Value of Contracts
   $31,372,278)                                              346,903                  260,406                  607,309

Currency Futures Contracts Sold Short
March 2009 U.S. Dollar Index Futures Contracts
(Aggregate Market Value of Contracts
   $6,982,750)                                       85      297,781                                   85      297,781
March 2009 Japanese Yen Futures Contracts
(Aggregate Market Value of Contracts $552,050)        4       (7,310)                                   4       (7,310)
March 2009 Canadian Dollar Currency Futures
   Contracts
(Aggregate Market Value of Contracts $492,840)        6      (17,955)                                   6      (17,955)
March 2009 Swiss Franc Futures Contracts
(Aggregate Market Value of Contracts $469,750)        4      (53,311)                                   4      (53,311)

(Total Aggregate Market Value of Contracts
   $8,497,390)                                               219,205                                           219,205

Futures Contracts Sold Short
March 2009 Dow Jones EURO STOXX 50 Index
Futures Contracts
(Aggregate Market Value of Contracts $563,677)       10      (30,355)          6      (18,213)         16      (48,568)

*    Non-Income Producing Security.

+    Repurchase Agreements -- See Note 6.

Section All or a portion of this security is pledged as short security collateral at December 31, 2008.

ADR -- American Depository Receipt.

REIT -- Real Estate Investment Trust.

            Pro Forma Statement of Assets and Liabilities (Unaudited) Hedged Equity Fund, Multi-Hedge Strategies Fund and Pro Forma Multi-Hedge
                        Strategies Fund December 31, 2008


                                           MULTI-HEDGE     HEDGED
                                           STRATEGIES      EQUITY      PRO FORMA      PRO FORMA
                                              FUND          FUND      ADJUSTMENTS     COMBINED
                                          -----------   -----------   -----------   ------------
ASSETS
Investment Securities                     $14,772,137   $ 4,723,174                 $ 19,495,311
Repurchase Agreements                       9,413,040     4,373,252                   13,786,292
                                          -----------   -----------                 ------------
Total Investments                          24,185,177     9,096,426                   33,281,603
Segregated Cash with Broker                 2,757,386     2,864,697                    5,622,083
Cash                                          111,484       117,527                      229,011
Deposits with Brokers for Securities
   Sold Short                              10,092,024     3,374,616                   13,466,640
Variation Margin on Futures Contracts          91,231       119,326                      210,557
Receivable for Securities Sold              6,757,692     2,828,731                    9,586,423
Receivable for Fund Shares Sold                49,393            --                       49,393
Investment Income Receivable                   19,464         9,847                       29,311
                                          -----------   -----------                 ------------
   TOTAL ASSETS                            44,063,851    18,411,170          --       62,475,021

LIABILITIES
Short Sales at Market Value                 8,383,871     2,775,070                   11,158,941
Written Options at Market Value               207,000       160,000                      367,000
Payable for Securities Purchased            2,403,670       712,446                    3,116,116
Payable for Fund Shares Redeemed                  359        32,672                       33,031
Investment Advisory Fees Payable               33,366        14,795                       48,161
Short Sales Dividends Payable                  13,891         5,834                       19,725
                                          -----------   -----------                 ------------
   TOTAL LIABILITIES                       11,042,157     3,700,817          --       14,742,974
                                          -----------   -----------                 ------------
NET ASSETS                                $33,021,694   $14,710,353                 $ 47,732,047
NET ASSETS CONSIST OF
Paid-In Capital                           $40,996,275   $18,261,426                 $ 59,257,701
Undistributed Net Investment Income
   (Loss)                                     413,645       119,261                      532,906
Accumulated Net Realized Gain (Loss) on
   Investments                             (9,119,492)   (3,948,655)                 (13,068,147)

Net Unrealized Appreciation
(Depreciation) on Investments                 731,266       278,321                    1,009,587
                                          -----------   -----------                 ------------
NET ASSETS                                $33,021,694   $14,710,353                 $ 47,732,047
                                          -----------   -----------                 ------------
SHARES OUTSTANDING*                         1,574,513       766,681     (65,274)       2,275,920
                                          -----------   -----------                 ------------
NET ASSET VALUES                               $20.97        $19.19                 $      20.97
                                          -----------   -----------                 ------------
Cost of Investments                       $24,461,868   $ 9,137,266                 $ 33,599,134
Proceeds from Short Sales                   8,778,328     2,843,299                   11,621,627
Premiums Received for Written Options         218,571       168,739                      387,310

   * Shares of Hedged Equity Fund are exchanged for new shares of Multi-Hedge Strategies Fund, to be established upon consummation of the merger.


                  Pro Forma Statement of Operations (Unaudited)
    Hedged Equity Fund, Multi-Hedge Strategies Fund and Pro Forma Multi-Hedge
                  Strategies Fund Year Ended December 31, 2008


                                           MULTI-HEDGE     HEDGED
                                           STRATEGIES      EQUITY      PRO FORMA      PRO FORMA
                                              FUND          FUND      ADJUSTMENTS     COMBINED
                                          -----------   -----------   -----------   ------------
INVESTMENT INCOME
Interest                                  $   418,687   $   113,188            --   $    531,875
Income from Securities Lending, net            14,284         3,286            --         17,570
Dividends, Net of Foreign Tax Withheld        424,786       129,767            --        554,553
                                          -----------   -----------           ---   ------------
TOTAL INCOME                                  857,757       246,241            --      1,103,998

EXPENSES
Investment Advisory Fees                      397,139       117,181            --        514,320
Short Sales Dividend Expense                  229,327        81,259            --        310,586
Miscellaneous                                      --         1,460                        1,460
                                          -----------   -----------           ---   ------------
TOTAL EXPENSES                                626,466       199,900            --        826,366
                                          -----------   -----------           ---   ------------
Net Investment Income (Loss)                  231,291        46,341            --        277,632

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities                      (7,608,538)   (1,906,705)                  (9,515,243)
Currency Index Swaps                         (206,451)           --                     (206,451)
Futures Contracts                          (7,785,068)   (3,530,268)                 (11,315,336)
Securities Sold Short                       6,741,743     1,852,657                    8,594,400
Written Options                             1,640,894       798,828                    2,439,722
                                          -----------   -----------           ---   ------------
Total Net Realized Gain (Loss)             (7,217,420)   (2,785,488)           --    (10,002,908)
                                          -----------   -----------           ---   ------------

Net Change in Unrealized Appreciation
   (Depreciation) on:
Investment Securities                      (1,372,006)     (411,529)                  (1,783,535)
Currency Index Swaps                           11,668            --                       11,668
Futures Contracts                             760,043       270,127                    1,030,170
Securities Sold Short                         214,955       (28,234)                     186,721
                                          -----------   -----------           ---   ------------
Net Change in Unrealized Appreciation
   (Depreciation)                            (385,340)     (169,636)           --       (554,976)
                                          -----------   -----------           ---   ------------
Net Gain (Loss) on Investments             (7,602,760)   (2,955,124)           --    (10,557,884)
                                          -----------   -----------           ---   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                         (7,371,469)   (2,908,783)           --    (10,280,252)
                                          -----------   -----------           ---   ------------
Rebate Income on Proceeds for
   Securities Sold                        $   130,463   $    56,176                 $    186,639
Short, included in Interest
Foreign Tax Withheld                               90           505                          595

Notes to the Unaudited Pro Forma Combined Financial Statements December 31, 2008

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES ORGANIZATION

The Rydex Variable Trust (the "Trust"), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of Multi-Hedge Strategies Fund (the "Fund"), to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2008, the Trust consisted of fifty-five separate series.

Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the "Distributor") acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.

BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to the show the effect of the proposed acquisition of the Hedged Equity Fund ("Target Fund"), a series of the Trust, by the Multi-Hedge Strategies Fund as if such acquisition had taken place as of January 1, 2008.

Under the terms of the Plan of Reorganization, the combination of the Hedged Equity Fund and the Absolute Return Strategies Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Hedged Equity Fund in exchange for shares of the Multi-Hedge Strategies Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Hedged Equity Fund and the Multi-Hedge Strategies Fund have been combined as of and for the year ended December 31, 2008. Following the acquisition, the Multi-Hedge Strategies Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving Fund and the results of operations for the pre-combination periods of the surviving Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Multi-Hedge Strategies Fund and the Hedged Equity Fund included in their respective annual reports dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Hedged Equity Fund by the Multi-Hedge Strategies Fund had taken place as of January 1, 2008.

SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.

A. Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. Short-term debt securities, if any, are valued at amortized cost, which approximates market value.

Listed options held by the Fund are valued at the Official Settlement Price listed by the exchange. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Fund are valued using the average bid price obtained from one or more security dealers.

The value of futures contracts purchased and sold by the Fund is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Short-term securities, if any, are valued at amortized cost, which approximates market value.

Open-ended investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds ("ETFs") and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and
(b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. The Fund may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. The Fund may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.

H. Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. FINANCIAL INSTRUMENTS

As part of its investment strategy, the Fund may utilize short sales and a variety of derivative instruments, including options, futures and options on futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

Short sales are transactions in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In conjunction with the use of short sales, options, futures and options on futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The risks inherent in the use of short sales, options, futures contracts, and options on futures contracts, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better.

3. CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2008, were as follows:

                                                           MULTI-HEDGE
                                                          STRATEGIES FUND          HEDGED EQUITY FUND        PRO FORMA COMBINED
                                                      -----------------------   -----------------------   -----------------------
                                                      NUMBER OF     PREMIUMS    NUMBER OF     PREMIUMS    NUMBER OF     PREMIUMS
                                                      CONTRACTS     RECEIVED    CONTRACTS     RECEIVED    CONTRACTS     RECEIVED
                                                      ---------   -----------   ---------   -----------   ---------   -----------
Options outstanding at December 31, 2007                   --     $        --       --      $        --        --     $        --
Options written                                         1,989       3,737,356      636        1,822,094     2,625       5,559,450
Options terminated in closing purchase transactions      (882)     (2,583,863)    (178)      (1,145,901)   (1,060)     (3,729,764)
Options expired                                          (767)       (880,741)    (202)        (469,054)     (969)     (1,349,795)
Options exercised                                        (250)        (54,180)    (240)         (38,400)     (490)        (92,580)
                                                        -----     -----------     ----      -----------    ------     -----------
Options outstanding at December 31, 2008                   90     $   218,572       16      $   168,739       106     $   387,311

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Hedged Equity Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Multi-Hedge Strategies Fund as of December 31, 2008. The pro forma number of shares outstanding, for the combined fund consists of the following at December 31, 2008:

                       SHARES OF MULTI-     ADDITIONAL
                       HEDGE STRATEGIES   SHARES ASSUMED   TOTAL OUTSTANDING
                            FUND             ISSUED IN        SHARE POST-
                      PRE-COMBINATION     REORGANIZATION     COMBINATION
                     ------------------   --------------   -----------------
SHARES OUTSTANDING        1,574,513           701,407          2,275,920
                          ---------           -------          ---------

5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory contract, the Fund pays Rydex Investments investment advisory fees calculated at an annualized rate of 1.15% of the average daily net assets of the Fund.

As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Fund based on relative net assets. Any of these expenses allocated to the Fund are paid by Rydex Investments, as previously noted.

Certain officers and trustees of the Trust are also officers of Rydex
Investments.

6. FEDERAL INCOME TAX INFORMATION

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                   TAX
                                                UNREALIZED
FUND                                TAX COST       GAIN      TAX UNREALIZED LOSS   NET UNREALIZED LOSS
----                              -----------   ----------   -------------------   -------------------
Multi-Hedge Strategies Fund       $27,054,962       --           $(2,869,785)          $(2,869,785)
Hedged Equity Fund                  9,924,411       --              (827,985)             (827,985)
Pro Forma Combined                 36,979,373       --            (3,697,770)           (3,697,770)

7. REPURCHASE AGREEMENTS

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the

Fund's custodian and is evaluated to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. The Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding at December 31, 2008, were as follows:

COUNTERPARTY                   TERMS OF AGREEMENT    FACE VALUE   MARKET VALUE   REPURCHASE PRICE
------------                   ------------------   -----------   ------------   ----------------
Credit Suisse Group            0.03% due 01/02/09   $49,841,465   $ 49,841,465     $ 49,841,548
Mizuho Financial Group, Inc.   0.02% due 01/02/09    45,000,000     45,000,000       45,000,050
Morgan Stanley                 0.01% due 01/02/09    45,000,000     45,000,000       45,000,025
UBS Financial Services         0.01% due 01/02/09    45,000,000     45,000,000       45,000,025
                                                                  ------------     ------------
                                                                  $184,841,465     $184,841,648
                                                                  ------------     ------------

At December 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

SECURITY TYPE           MATURITY DATES      RANGE OF RATES    PAR VALUE    MARKET VALUE
-------------         -------------------   --------------   -----------   ------------
U.S. Treasury Notes   08/31/09 - 08/15/18   1.500% - 5.125%  $69,022,000   $ 76,858,108
U.S. Treasury Bill         05/07/09                --         45,906,500     45,900,073
U.S. TIP Bond              01/15/26              2.000%       43,599,000     45,900,318
U.S. TIP Note              01/15/10              4.250%       15,365,000     19,837,560
U.S. Treasury Bond    02/15/19 - 05/15/30   6.250% - 8.875%       31,000         47,724
                                                                           ------------
                                                                           $188,543,783
                                                                           ------------

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

8. Portfolio Securities Loaned

During the year ended December 31, 2008, the Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2008, the Funds had ceased participation in securities lending.


E. MISCELLANEOUS

     Independent Registered Public Accounting Firm

The audited financial statements and financial highlights of the Funds for the year ended December 31, 2008, incorporated into this SAI, have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, to the extent indicated in their report thereon which is included in the Annual Reports. The audited financial statements and financial highlights for prior years were audited by a predecessor independent registered public accounting firm.

                                     PART C

                                OTHER INFORMATION
                                -----------------

ITEM 15.      INDEMNIFICATION:
-------       ----------------

Rydex Variable Trust (the "Registrant") is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of June 11, 1998 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant's Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Registrant's Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 16.      EXHIBITS:
-------       ---------

(1)(a) Registrant's Certificate of Trust of Rydex Variable Trust dated June 11, 1998 is incorporated herein by reference to Exhibit
              (a)(1) of the Registrant's Initial Registration Statement on Form N-1A (File No. 333-57017), as filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001047469-98-024374 on June 17, 1998.

(1)(b) Registrant's Declaration of Trust dated June 11, 1998 is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Initial Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-98-024374 on June 17, 1998.

(1)(c) Amendment dated November 21, 2005 to the Registrant's Declaration of Trust dated June 11, 1998 is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No.
              333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-06-002087 on February 16, 2006.

(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to exhibit (b)(1) of Post-Effective Amendment No. 21 to the Registrant's Registration

              Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-06-002087 on February 16, 2006.

(3)           Not applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

(5) Reference is made to Article VII of the Registrant's Declaration of Trust dated June 11, 1998, which has been incorporated herein by reference in Exhibit (1)(b) of this Registration Statement.

(6) Advisory Agreement dated January 18, 2008 between the Registrant and PADCO Advisors II, Inc. d/b/a Rydex Investments, with respect to the Multi-Hedge Strategies Fund and Hedged Equity Fund only only, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-009438 on February 12, 2008.



(7)(a) Distribution Agreement dated January 18, 2008 between the Registrant and Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-009438 on February 12, 2008.

(7)(b) Investor Services Agreement dated January 18, 2008 between the Registrant and Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-009438 on February 12, 2008.

(7)(c) Investor Services Plan dated December 31, 1998 is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-99-015244 on April 16, 1999.

(7)(d) Amendment dated November 21, 2008 to the Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 39 to the
              Registrant's Registration Statement on Form N-1A (File No. 333-57017), filed with the SEC via EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(8)           Not applicable.

(9)(a) Custody Agreement dated August 31, 1998 between the Registrant and Star Bank, N.A. (now U.S. Bank), is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No.
              333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-06-024641 on April 12, 2006.

(9)(b) Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star Bank, N.A.) is incorporated herein by reference to Exhibit
              (g)(2) of  Post-Effective  Amendment  No.  33 to the

              Registrant's   Registration  Statement  on  Form  N-1A  (File  No.
              333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-058978 on September 16, 2008.

(9)(c) Revised Schedule II to the Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star Bank, N.A.) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(10)          Not applicable.

(11) Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued, is filed herewith.

(12) Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters, is filed herewith.

(13)(a) Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to exhibit (h)(1) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-05-011085 on April 22, 2005.

(13)(b) Amendment dated August 27, 2008 to the Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No.
              333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(13)(c) Accounting Services Agreement dated August 11, 1998 between the Registrant and PADCO Service Company, Inc., d/b/a Rydex Fund Services, Inc., is incorporated herein by reference to exhibit
              (h)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001047469-98-037424 on October 16, 1998.

(13)(d)       Amendment  dated  August  27,  2008  to  the  Accounting   Service
              Agreement dated August 11, 1998 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit
              (h)(4) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(14)(a)       Consent of Ernst & Young LLP is filed herewith.

(14)(b)       Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(15)          Not applicable.

(16)          Powers of Attorney for Werner E. Keller, Thomas F. Lydon, Corey A.
              Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to the Rydex Series Funds' Registration Statement on Form N-1A (File No.
              033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-08-001345 on May 30, 2008.

(17)(a) Combined Code of Ethics for the Registrant, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, PADCO Advisors, Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc. d/b/a Rydex Investments, Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(17)(b) Prospectus and Statement of Additional Information dated May 1, 2009, with respect to the Multi-Hedge Strategies Fund and Hedged Equity Fund to be incorporated herein by reference by post-effective amendment.

(17)(c) The Report of the Independent Registered Public Accounting firm and audited financial statements for the Multi-Hedge Strategies Fund and Hedged Equity Fund are incorporated herein by reference to the Registrant's Annual Report on Form N-CSR, as filed with the SEC via EDGAR Accession No. 0001434991-09-000064 on March 9, 2009.

ITEM 17.      UNDERTAKINGS:
-------       -------------

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

                                   SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Rockville, and State of Maryland on this 26th day of February, 2009.


                                                         RYDEX VARIABLE TRUST

                                                         /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                         Carl G. Verboncoeur
                                                         President


 As required of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURES                         TITLE                                                DATE
----------                         -----                                                ----


/S/CARL G. VERBONCOEUR             President and Chief Executive Officer                February 26, 2009
---------------------
Carl G. Verboncoeur

         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
J. Kenneth Dalton


         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
John O. Demaret



         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
Patrick T. McCarville


         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
Roger Somers


         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
Corey A. Colehour


/S/MICHAEL P. BYNUM               Member of the Board of Trustees                      February 26, 2009
---------------------
Michael P. Byrum


         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
Werner E. Keller


         *                         Member of the Board of Trustees                      February 26, 2009
---------------------
Thomas F. Lydon


/S/NICK BONOS                      Vice President and Treasurer                         February 26, 2009
---------------------
Nick Bonos

* /S/CARL G. VERBONCOEUR
------------------------
Carl G. Verboncoeur

*Attorney-in-Fact pursuant to powers of Attorney for Werner E. Keller, Thomas F. Lydon, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to the Rydex Series Funds' Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-08-001345 on May 30, 2008.

                                  EXHIBIT INDEX

NUMBER         EXHIBIT:
------         --------

EX-99.11 Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of securities being issued

EX-99.12 Form of Opinion and Consent of Morgan, Lewis & Bockius LLP regarding tax matters

EX-99.14A     Consent of Ernst & Young LLP

EX-99.14B     Consent of Morgan, Lewis & Bockius LLP